INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME A FINAL PROSPECTUS IS DELIVERED. THIS PROSPECTUS SUPPLEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITITES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.



                             PROSPECTUS SUPPLEMENT

--------------------------------------------------------------------------------
                  (To Prospectus Dated                  , 19 )
--------------------------------------------------------------------------------
                       $             (Approximate)

                      ASSET BACKED SECURITIES CORPORATION

                                     DEPOSITOR

         [ADJUSTABLE RATE] CONDUIT MORTGAGE PASS-THROUGH CERTIFICATES,
                        SERIES__ CLASS A-1 CERTIFICATES

                               ________________

          The [Adjustable Rate] Conduit Mortgage Pass-Through Certificates, Series ___ (the "Certificates") will be comprised of [three] classes of certificates: [Class A-1,] [Class IO] [and] [Class R.] Only the Class A-1 Certificates are offered hereby. The Certificates evidence 100% of the beneficial ownership interest in a trust fund (the "Trust Fund") to be created by Asset Backed Securities Corporation (the "Depositor"), the assets of which will consist primarily of [(a) classes (or portions of classes) of mortgage pass-through certificates (the "Mortgage Certificates"), each of which is part of one of ___ series of mortgage pass-through certificates initially sold by and acquired by the Depositor in the secondary market,] [(b) describe Government Securities, if any [_] (the "Government Securities")[_],] [( c) describe Private Label Custody Receipt Securities , if any (the "Private Label Custody Receipt Securities"),] [(d) a Reserve Fund] [and] [[_](e) a Yield Support Agreement]
provided by         ].

          The Certificates will be issued pursuant to a [Pooling Trust Agreement] (the "Pooling Agreement") among the Depositor, as Certificate
Administrator and              ., as Trustee. See "Description of the
Certificates".

          As more fully described herein, commencing with a rate of    % per
annum, interest will accrue, to the extent of funds available therefor, on the
Class A-1 Certificates at a per annum rate of     % in excess of the [specify
index], determined as set forth herein. The amount of interest accrued on the Class A-1 Certificates will be reduced by the amount of certain prepayment interest shortfalls and deferred interest as described herein under "Description of Certificates-Distributions-Interest Distributions". Interest generally will
be paid       to the extent funds are available therefor as described herein
on the      day of each       or, if any such day is not a business day on the
following business day, beginning in . Each such day is referred to as a "Distribution Date". See "Summary of Terms-Distribution Date" and "Description of the Certificates" herein. Principal payments on the Class A-1 Certificates will be made on each Distribution Date to the extent funds are available therefor, as described herein, until the principal balance of the Class A-1 Certificates has been reduced to zero. See "Description of the Certificates-Distributions-Principal Distributions".

          SEE "RISK FACTORS" BEGINNING ON P. S-13 HEREIN AND ON P.14 OF THE PROSPECTUS FOR A DISCUSSION OF CERTAIN FACTORS THAT POTENTIAL INVESTORS SHOULD CONSIDER IN DETERMINING WHETHER TO INVEST IN THE CERTIFICATES.

          PROSPECTIVE INVESTORS SHOULD CONSIDER THE LIMITATIONS DISCUSSED UNDER "ERISA CONSIDERATIONS" HEREIN AND IN THE ACCOMPANYING PROSPECTUS. (CONTINUED ON
 NEXT PAGE)

          THE CLASS A-1 CERTIFICATES DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF ASSET BACKED SECURITIES CORPORATION , THE TRUSTEE, THE CERTIFICATE ADMINISTRATOR OR ANY OF THEIR AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PARTY.


                               ________________

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
      AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
        THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
             PROSPECTUS SUPPLEMENT OR THE PROSPECTUS.  ANY REPRE-
               SENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


          The Class A-1 Certificates will be offered by [_] Credit Suisse First Boston Corporation ("First Boston") from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Class A-1
Certificates are anticipated to be approximately $      , plus accrued interest
thereon at the Certificate Rate from      , but before deducting expenses
payable by the Depositor, estimated to be $  .

          The Class A-1 Certificates are offered by First Boston when, as and if delivered to and accepted by First Boston, subject to prior sale, withdrawal or modification of the offer without notice, the approval of counsel and other conditions. It is expected that the Class A-1 Certificates will be delivered [only through the same day funds settlement system of the Depository
Trust Company] on or about        ,19 .


                      [_] CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
               THE DATE OF THIS PROSPECTUS SUPPLEMENT IS    , 19

(Continued from prior page)

     Prospective investors should consider:

     [. The yield on the Class A-1 Certificates will be sensitive to, among other things, the rate and timing of principal payments on the Mortgage Certificates (which likely will be different for different Mortgage Certificates) [and the Government Securities] [and the Private Label Custody Receipt Securities] and the level of [specify index.]]

     [. As described under "Risk Factors-Basis Risk" and "Yield and Prepayment Considerations--Basis Risk; [specify index]" herein, under some prepayment and interest rate scenarios, an investor may not receive all interest accrued at the Class A-1 Pass-Through Rate on the Class A-1 Certificates with respect to one or more Distribution Dates on such Distribution Dates, or in certain cases, prior to the retirement of the Class A-1 Certificates.]

     The description of the Mortgage Certificates and the Mortgage Loans contained in this Prospectus Supplement is qualified in its entirety by reference to the actual terms and provisions of the Prospectuses and Prospectus Supplements related to each of the Mortgage Certificates (collectively, the "Underlying Disclosure Documents") and the Pooling and Servicing Agreements relating to each of the Mortgage Certificates (collectively, the "Underlying Pooling Agreements"). [Describe disclosure documents, if any, relating to Government Securities.] [Describe disclosure documents, if any, relating to Private Label Custody Receipt Securities.] Copies of the Underlying Disclosure Documents and the Underlying Pooling Agreements are available from First Boston
by calling                   at               . Investors are urged to obtain
copies of such documents and read this Prospectus Supplement in conjunction therewith.

     [The Class A-1 Certificates will be issued only in book-entry form, and the purchasers thereof will not be entitled to receive definitive certificates except in the limited circumstances set forth herein. The Class A-1 Certificates will be registered in the name of Cede & Co., as nominee of The Depository Trust Company, which will be the "holder" or "Certificateholder" of such Certificates, as such terms are used herein. See "Description of the Certificates" herein.]

     The Class A-1 Certificates may not be an appropriate investment for individual investors. There is currently no secondary market for the Class A-1 Certificates and there can be no assurance that a secondary market will develop or, if it does develop, that it will provide Certificateholders with liquidity of investment at any particular time or for the life of the Class A-1 Certificates. First Boston intends to act as a market maker in the Class A-1 Certificates, subject to applicable provisions of federal and state securities laws and other regulatory requirements, but is under no obligation to do so and any such market making may be discontinued at any time. There can be no assurance that any investor will be able to sell a Class A-1 Certificate at a price which is equal to or greater than the price at which such Certificate was purchased.

     [An election will be made to treat the portion of the Trust Fund consisting of the Mortgage Certificates as a real estate mortgage investment conduit (the "REMIC") for federal income tax purposes. As described more fully herein and in the Prospectus, the payments on the Class A-1 Certificates which are derived from the Mortgage Certificates and the Class IO Certificates will constitute "regular interests" in the REMIC and the Class R Certificate will constitute the "residual interest" in the REMIC. See "Summary Information--Federal Income Tax Status" and "Certain Federal Income Tax Consequences" herein and "Certain Federal Income Tax Consequences" in the Prospectus.]

     THIS PROSPECTUS SUPPLEMENT DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES OFFERED HEREBY. ADDITIONAL INFORMATION IS CONTAINED IN THE PROSPECTUS, AND PURCHASERS ARE URGED TO READ BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN FULL. SALES OF THE CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

                            _______________________

     [IF AND TO THE EXTENT REQUIRED BY APPLICABLE LAW OR REGULATION, THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS WILL ALSO BE USED BY FIRST BOSTON AFTER THE COMPLETION OF THE OFFERING IN CONNECTION WITH OFFERS AND SALES RELATED TO MARKET-MAKING TRANSACTIONS IN THE CERTIFICATES OFFERED HEREBY IN WHICH FIRST BOSTON ACTS AS PRINCIPAL. FIRST BOSTON MAY ALSO ACT AS AGENT IN SUCH TRANSACTIONS. SALES WILL BE MADE AT NEGOTIATED PRICES DETERMINED AT THE TIME OF SALE.]

     UNTIL    , 19 , ALL DEALERS AFFECTING TRANSACTIONS IN THE CERTIFICATES,
WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND A PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                            _______________________

                             AVAILABLE INFORMATION

     The Trust will be subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith will file reports and other information with the Securities and Exchange Commission (the "Commission"). Such reports and other information filed by the Trust can be inspected and copied at the Public Reference Room of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C., and at the Commission's regional offices at Seven World Trade Center, Suite 1300, New York, New York 10048; and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials can be obtained at prescribed rates from the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of such site is (http://www.sec.gov).

                         REPORTS TO CERTIFICATEHOLDERS

     Monthly and annual unaudited reports containing information concerning the Mortgage Certificates [and the Government Securities] [and the Private Label Custody Receipt Securities] will be prepared by the Master Servicer and sent on behalf of the Trust to each registered holder of the Certificates. See "Description of the Certificates - Reports to Certificateholders" in the Prospectus.

--------------------------------------------------------------------------------

                               SUMMARY OF TERMS

     The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the Prospectus. An "Index of Terms" is included at the end of this Prospectus Supplement. Capitalized terms used herein and not defined shall have the meaning given in the Prospectus.

SECURITIES OFFERED.........  $                 initial Principal Balance of
                              [Adjustable Rate] Conduit Mortgage Pass-Through Certificates, Series _______, Class A-1, [evidencing a class of "regular interests" in the REMIC].

OTHER SECURITIES...........  [Adjustable Rate] Conduit Mortgage Pass-Through
                              Certificates, Series , Class IO, [evidencing a class of "regular interests" in the REMIC], [and] the Class R Certificate, [evidencing the "residual interest" in the REMIC]. The Class IO Certificates and the Class R Certificate are not offered hereby.

                             The Class A-1, Class IO and Class R Certificates
                              are referred to collectively herein as the "Certificates".

FORMS OF CERTIFICATES;       [The Class A-1 Certificates will be issued as
 DENOMINATIONS.............   book-entry certificates, through the facilities of
                              The Depository Trust Company. See "Description of the Certificates--Book-Entry Form" herein. The
                              Class A-1 Certificates will be issued, maintained and transferred in book-entry form only in minimum denominations of $1,000 initial principal balance and integral multiples of $1,000 initial principal balance in excess thereof.]

DEPOSITOR..................  Asset Backed Securities Corporation, a Delaware
                              corporation (the "Depositor").

CERTIFICATE ADMINISTRATOR..  Certain administrative functions with respect to the Certificates will be performed by.

CUT-OFF DATE...............

CLOSING DATE...............  On or about.

FINAL SCHEDULED
 DISTRIBUTION DATE.........



THE TRUST FUND.............  The Class A-1 Certificates evidence interests in a trust fund (the "Trust Fund"), the assets of which will consist primarily of [(a) classes (or portions of classes) of mortgage pass-through certificates (the "Mortgage Certificates"), each of which is part of one of ___ series of mortgage pass-through certificates initially sold by and which were acquired by the Depositor in the secondary market, [(b) describe Government Securities, if any (the "Government Securities"),] [(c) describe Private Label Custody Receipt Securities, if any (the "Private Label Custody Receipt Securities"),][(d) a Reserve Fund] [and] [_](e) a Yield Support Agreement provided by .] [See "--Government Securities ", "--The Reserve Fund" and "--The Yield Support Agreement" below.] The Trust Fund will be established and the Certificates will be issued pursuant to a [Pooling Trust Agreement] (the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                "Pooling Agreement"), dated as of             .
                              See "Description of the Class A-1 Certificates-- General" herein.

DISTRIBUTION DATE..........  Distributions on the Certificates will be made on
                              the     th day of each
                              , beginning in              , or, if any such day
                              is not a business day, the following business day. Each such day on which distributions are made, a "Distribution Date".

RECORD DATE................  The "Record Date" for each Distribution Date will be the close of business on the last day of the calendar month preceding the month in which such Distribution Date occurs or, if such last day is not a business day, the preceding business day.

DISTRIBUTIONS ON
 CERTIFICATES..............  Interest Distributions on the Class A-1
                              Certificates. The amount of interest payable on the Class A-1 Certificates on each Distribution Date will be equal to the sum of (x) the lesser of the Interest Accrual Amount (as defined below) of the Class A-1 Certificates for such Distribution Date and Interest Available Funds (as defined herein under "Description of the Certificates--Distributions--Interest
                              Distributions") for such Distribution Date and (y) the lesser of the Interest Shortfall Amount (as defined below) of the Class A-1 Certificates and the excess, if any, of the Interest Available Funds for such Distribution Date over the Interest Accrual Amount of the Class A-1 Certificates for such Distribution Date. The "Interest Accrual Amount" for the Class A-1 Certificates on each Distribution Date will equal the product of (i) one-twelfth of the Class A-1 Pass-Through Rate for such Distribution Date and (ii) the outstanding Principal Balance thereof (subject to reduction in respect of Deferred Interest and Prepayment Interest Shortfalls incurred with respect to the Mortgage Loans underlying the Mortgage Certificates). The "Interest Shortfall Amount" of the Class A-1 Certificates is equal to the sum of the amounts for all previous Distribution Dates by which the Interest Accrual Amount of the Class A-1 Certificates exceeded the Interest Available Funds for such Distribution Dates (to the extent such amounts have not been paid on subsequent Distribution Dates), together with interest accrued thereon at the Class A-1 Pass-Through Rate in effect from time to time. See "Description of the Certificates--Distributions".

                             The "Class A-1 Pass-Through Rate" during the
                              initial Interest Accrual Period will be   % per
                              annum. During each succeeding Interest Accrual Period, the Class A-1 Pass-Through Rate will be
                              % in excess of [specify index] on the [second] day prior to the first day of such Interest Accrual Period, or, if such [second] day is not a business day, the preceding business day (each, a "Reset Date"), determined as described herein under "Description of the Class A-1
                              Certificates--Determination of [specify index]". The "Interest Accrual Period" with respect to each
                              Distribution Date is the period from the   th day
                              of the [        month] preceding the month in
                              which such Distribution Date occurs through the th day of the month in which such Distribution Date occurs. Interest on the Certificates will be calculated on the basis of [specify interest calculation convention].

                             See "Description of the Certificates--
                              Distributions".

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             [DUE TO THE FACTORS DISCUSSED UNDER "RISK
                              FACTORS--BASIS RISK", INTEREST AVAILABLE FUNDS MAY NOT ALWAYS BE SUFFICIENT TO PAY THE FULL INTEREST ACCRUAL AMOUNT WITH RESPECT TO THE CLASS A-1 CERTIFICATES ON EACH DISTRIBUTION DATE.]

                             Principal Distributions on the Class A-1
                              Certificates. Distributions in respect of principal on the Class A-1 Certificates will be made on each Distribution Date in an amount equal to the sum of all amounts distributed in respect of principal on the Mortgage Certificates [and the Government Securities] [and the Private Label Custody Receipt Securities] during the Collection Period ending on such Distribution Date. [The rate of distribution of principal of the Certificates [(other than the Class IO and Class R Certificates)] will depend on the rate of payment of principal of the mortgage loans underlying the Mortgage Certificates which, in turn, will depend on the characteristics of such underlying mortgage loans, the level of prevailing interest rates and other economic, geographic and social factors. No assurance can be given as to the actual payment experience of the Mortgage Loans.] [Describe principal and interest payments on Government Securities (including, without limitation, their allocation to principal payments on the Certificates).][Describe principal and interest payments on Private Label Custody Receipt Securities (including, without limitation, their allocation to principal payments on the Certificates).]

                             Interest Distributions on the Class IO
                              Certificates. The Interest Accrual Amount for the Class IO Certificates on each Distribution Date will equal the product of (i) one-twelfth the Class IO Pass-Through Rate for such Distribution Date and (ii) the outstanding Principal Balance of the Class A-1 Certificates, subject to reduction in respect of Deferred Interest and Prepayment Interest Shortfalls. [Describe principal and interest payments on Government Securities (including, without limitation, their allocation to interest payments on the Certificates).] [Describe principal and interest payments on Private Label Custody Receipt Securities (including, without limitation, their allocation to interest payments on the Certificates).]

                             During each Interest Accrual Period the "Class IO
                              Pass-Through Rate" will be equal to the excess, if any, of (X) the weighted average of the Weighted Average Mortgage Certificate [/Government Security] [/Private Label Custody Receipt Security] Pass-Through Rate for each of the Underlying Series Distribution Dates that occurs in the Collection Period related to such Interest Accrual Period (determined as described herein) (such weighted average, the "Mortgage Certificate Pass-Through Rate") over (Y) the Class A-1 Pass-Through Rate for such Interest Accrual Period. The "Weighted Average Mortgage Certificate[/Government Security] [/Private Label Custody Receipt Security] Pass-Through Rate" with respect to any Underlying Series Distribution Date will be equal to the weighted average of the pass-through rates of the Mortgage Certificates [and Government Securities] [and Private Label Custody Receipt Securities] applicable to such Underlying Series Distribution Date, weighted on the basis of the outstanding principal balances thereof prior to distributions on such Underlying Series Distribution Date. The

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Weighted Average Mortgage Certificate [/Government Security] [/Private Label Custody Receipt Security ] Pass-Through Rate with respect to the Underlying
                              Series Distribution Date in      is approximately
                                %. The "Collection Period" with respect to each
                              Distribution Date is the period commencing on the
                              day after the previous Distribution Date (or, in
                              the case of the first Collection Period, on     )
                              and ending on such Distribution Date. See
                              "Description of the Certificates--Distributions".


CERTAIN RISK FACTORS.......  For a discussion of certain risk factors that should be considered in connection with an investment in the Certificates, including those relating to [describe risk factors specific to transaction], see "Risk Factors" herein.

[RESERVE FUND..............  On the Closing Date, the Depositor will deposit or cause to be deposited into an account (the
                              "Reserve Fund") maintained by the Certificate Administrator [(i) cash in the amount of $
                              [and] [(ii) the Class IO Certificates]. All distributions on the Class IO Certificates will be made to the Certificate Administrator for deposit into the Reserve Fund. Amounts on deposit in the Reserve Fund from time to time will be available on each Distribution Date to be paid to holders of the Class A-1 Certificates to the extent that distributions on account of interest received on the Mortgage Certificates in the related Collection Period are insufficient to pay such holders' Interest Accrual Amount for such date together with any overdue interest. NO ASSURANCE CAN BE GIVEN THAT AMOUNTS ON DEPOSIT IN THE RESERVE FUND FROM TIME TO TIME WILL, TOGETHER WITH THE BALANCE OF INTEREST AVAILABLE FUNDS ON ANY DISTRIBUTION DATE, BE SUFFICIENT TO ALLOW THE DISTRIBUTION OF THE FULL INTEREST ACCRUAL AMOUNT WITH RESPECT TO THE CLASS A-1 CERTIFICATES ON ANY SUCH DISTRIBUTION DATE. THE RESERVE FUND WILL BE AN ASSET OF THE TRUST FUND, BUT WILL NOT BE AN ASSET OF THE REMIC. SEE "DESCRIPTION OF THE CERTIFICATES--RESERVE FUND" HEREIN.]

[THE YIELD SUPPORT           On the Closing Date, the Trustee will enter into a
 AGREEMENT.................   yield support agreement (the "Yield Support
                              Agreement") with                    ,  a
                              (the "Yield Support Counterparty").

                             Pursuant to the terms of the Yield Support
                              Agreement, in the event that [specify index] on any Reset Date (determined as described herein under "Description of the
                              Certificates--Determination of [specify index]")
                              exceeds      % (which rate is equal to [specify
                              index] as set with respect to the first Interest
                              Accrual Period plus    %) (the "Strike Rate"), the
                              Yield Support Counterparty will be obligated to pay to the Certificate Administrator, for the benefit of the holders of the Class A-1 Certificates, on the Distribution Date related to the Interest Accrual Period following such Reset
                              Date, an amount equal to            of the product
                              of (x) the difference between [specify index] at such Reset Date (determined as described above) and the Strike Rate and (y) the Principal Balance of the Class A-1 Certificates outstanding prior to distributions on such Distribution Date. Amounts paid by the Yield Support Counterparty on any Distribution Date will be paid to the Certificate Administrator for deposit into the Reserve Fund. NO ASSURANCE CAN BE GIVEN THAT AMOUNTS PAID BY THE YIELD SUPPORT COUNTERPARTY ON ANY DISTRIBUTION DATE WILL, TOGETHER WITH THE BALANCE OF THE INTEREST AVAILABLE FUNDS FOR

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              SUCH DISTRIBUTION DATE, BE SUFFICIENT TO ALLOW FULL DISTRIBUTIONS IN RESPECT OF INTEREST ON THE CLASS A-1 CERTIFICATES ON SUCH DISTRIBUTION DATE OR ON ANY FUTURE DISTRIBUTION DATES.

                             The Yield Support Agreement will terminate upon
                              the reduction of the Principal Balance of the Class A-1 Certificates to zero. The Yield Support Agreement may also be terminated by the Trustee under the circumstances described herein under "Description of the Certificates--The Yield Support Agreement--Termination".]

[OPTIONAL REPURCHASE OF
  THE MORTGAGE CERTIFICATES  The beneficial owner of the Class IO Certificates
  [AND GOVERNMENT             will have the option to purchase the Mortgage
  SECURITIES] [AND            Certificates from the Trust Fund on any
  PRIVATE LABEL CUSTODY       Distribution Date on which the Mortgage
  RECEIPT SECURITIES ]......  Certificate Balance is equal to     % or less of
                              the Mortgage Certificate Balance as of the Cut-off
                              Date. See "Description of the Certificates--
                              Optional Repurchase of the Mortgage Certificates
                              [and Government Securities][and Private Label
                              Custody Receipt Securities]" herein. [Describe repurchase right, if any, as it relates to Government Securities.][Describe repurchase right, if any, as it relates to Private Label Custody
                              Receipt Securities.]


RATINGS....................  It is a condition of the issuance of the
                              Certificates that the Class A-1 Certificates be
                              rated not lower than "      " by
                              [and] "    " by                   ("      " and,
                              collectively with        , the "Rating Agencies").

                             The ratings of         and     on mortgage
                              securities address the likelihood of the receipt by the holders thereof of all distributions of principal and interest to which such holders are entitled. THE RATING AGENCIES NOTE THAT THE ENTITLEMENT OF THE CLASS A-1 CERTIFICATES TO INTEREST AT A RATE IN EXCESS OF THE MORTGAGE CERTIFICATE PASS-THROUGH RATE IS SUBJECT TO THE AVAILABILITY OF INTEREST AVAILABLE FUNDS. There is no assurance that such ratings will continue for any period of time or that they will not be revised or withdrawn entirely by such rating agency if, in its judgment, circumstances so warrant. A revision or withdrawal of such ratings may have an adverse effect on the market price of the Class A-1 Certificates. A security rating is not a recommendation to buy, sell or hold securities.

                             The Depositor has not requested a rating on the
                              Class A-1 Certificates from any other rating
                              agency, although data with respect to the Mortgage Loans[,] [and] Mortgage Certificates [and Government Securities] [and Private Label Custody Receipt Securities] may have been provided to other agencies solely for their informational purposes. There can be no assurance that if a rating is assigned to the Class A-1 Certificates by any other rating agency, such rating will be as
                              high as that assigned by     and       . See
                              "Ratings".

                             A security rating is not a recommendation to buy,
                              sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. A security rating does not address the frequency of prepayments or the possibility that Certificateholders might suffer a lower than anticipated yield. A security rating also does not represent any

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              assessment of the yield to maturity that investors may experience. See "Risk Factors" herein and in the Prospectus, "Ratings" herein and "Yield Considerations" in the Prospectus.

MORTGAGE CERTIFICATES [;     [The assets of the REMIC will consist primarily of
GOVERNMENT SECURITIES]        [(i) [_] __ classes (or a portion of such classes)
[; PRIVATE LABEL CUSTODY      of senior mortgage pass-through certificates (the
RECEIPT SECURITIES]........   "Mortgage Certificates")] [and (ii) ___ classes
                              (or a portion of such classes) of [describe
                              Government Securities] (the "Government
                              Securities")] [_] [and (iii) classes (or a portion of such classes) of [describe Private Label
                              Custody Receipt Securities] (the "Private Label
                              Custody Receipt Securities")] each of which is a part of one of ___ separate series of mortgage pass-through certificates sold by (each an "Underlying Series"), identified in the following table.


                             -----------------------------------------------------------

                                                   UNDERLYING SERIES

                             SERIES DESIGNATION         CLASS OF MORTGAGE CERTIFICATES;
                             ------------------         -------------------------------
                                                        GOVERNMENT SECURITIES
                                                        ---------------------
                                                        PRIVATE LABEL CUSTODY RECEIPT
                                                        SECURITIES

                             -----------------------------------------------------------



                             [_]Each of the Mortgage Certificates evidences a
                              senior interest in a mortgage pool (each, an
                              "Underlying Mortgage Pool") previously formed by. Payments on each Class of Mortgage Certificates [and Government Securities] [and Private Label Custody Receipt Securities] will be made on the 25th day [and __th day, respectively,] of each month (or if such day is not a business day, the succeeding business day) (each, an "Underlying Series Distribution Date") [, in the case of a Mortgage Certificates,] primarily from amounts received in respect of the mortgage loans that constitute the corpus of the related Underlying Mortgage Pool (in the aggregate, the "Mortgage Loans"). Such amounts, together with any payments under the Yield Support Agreement and payments from the Reserve Fund, are the sole source of funds for payments on the Class A-1 Certificates. As of the Underlying Series Distribution Date
                              occurring in              , after giving effect to
                              distributions and principal balance reductions on such date, the Mortgage Certificates [and Government Securities][and Private Label Custody Receipt Securities] had approximately the characteristics set forth under "The Mortgage Certificates" [and "The Government Securities"].][and "The Private Label Custody Receipt Securities"].]

THE MORTGAGE LOANS.........  [The Mortgage Loans are contained in separate pools of adjustable interest rate, conventional, residential first mortgage loans having approximately the characteristics set forth in the table entitled "Selected Mortgage Loan

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Data" under "Description of the Mortgage Loans". The interest rate on each Mortgage Loan is subject to adjustment periodically (as specified in the related mortgage note) to a rate equal to the sum (subject to rounding) of (i) a specified index and
                              (ii) an individual gross margin, subject to certain limitations.

                             The Mortgage Loans are subject to overall maximum
                              interest rates. Some of the Mortgage Loans are also subject to a minimum interest rate. Some of the Mortgage Loans are subject to negative amortization.

                             Some of the Mortgage Loans have mortgage interest
                              rates that may be converted to fixed interest rates at the option of the Mortgagor. Upon conversion to a fixed rate, such Mortgage Loans generally are required to be purchased by the Servicer of the related Underlying Mortgage Pool. See "Description of the Mortgage Loans" and "Yield and Prepayment Considerations".]

                             [Optional Repurchase of Mortgage Loans.  The
                              Underlying Mortgage Pool with respect to each Mortgage Certificate is subject to special termination (a "Special Termination") at such time as the aggregate outstanding principal balance of all the Mortgage Loans underlying all the Mortgage Certificates of the related Underlying Series is
                              equal to or less than   % of the initial aggregate
                              principal balance of such mortgage loans. See "The Mortgage Certificates--Special Termination"
                              herein. In addition, the Mortgage Loan Servicer with respect to each Underlying Series has the option to repurchase the Mortgage Loans from the related Underlying Mortgage Pool at such time as the aggregate scheduled principal balance thereof is reduced to less than % of the original aggregate principal balance thereof. See "The Mortgage Certificates--Optional Termination"
                              herein. Any such repurchase may accelerate the rate at which principal payments are made on the Class A-1 Certificates.]
CERTAIN PREPAYMENT AND
 YIELD CONSIDERATIONS.....   NO INVESTMENT SHOULD BE MADE IN THE CLASS A-1
                              CERTIFICATES UNLESS AN INVESTOR HAS CONSIDERED CAREFULLY THE ASSOCIATED RISKS OF INVESTING IN SUCH CLASS A-1 CERTIFICATES AS DISCUSSED BELOW AND UNDER "RISK FACTORS" AND "YIELD AND PREPAYMENT CONSIDERATIONS" HEREIN.

                             Prepayments.  The rate of principal payments on
                              the Class A-1 Certificates will be affected by the rate of principal payments on the Mortgage Loans (including, for this purpose, prepayments, which may include amounts received by virtue of condemnation, insurance or foreclosure). If a Class A-1 Certificate is purchased at a discount from its initial principal balance by a purchaser that calculates its anticipated yield to maturity based on an assumed rate of payment of principal that is faster than that actually experienced on the Mortgage Loans, the actual yield to maturity will be lower than that so calculated.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             Timing of Payments.  The timing and amount of
                               payments, including prepayments, on the Mortgage Loans may significantly affect an investor's yield. In general, the earlier a prepayment of principal on the Mortgage Loans, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Class A-1 Certificates will not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments.

                             [Basis Risk; [specify index].  The interest rate
                               payable to the Holders of the Class A-1
                               Certificates is based on [specify index].
                               However, the Mortgage Certificates bear interest at adjustable rates based on COFI, CMT and CBE (the "Indices"). [Specify index] and such Indices may respond to different economic and market factors, and there is no necessary correspondence between them. NO ASSURANCE CAN BE GIVEN THAT AMOUNTS ON DEPOSIT IN THE RESERVE FUND FROM TIME TO TIME OR PAYMENTS UNDER THE YIELD SUPPORT AGREEMENT WILL BE SUFFICIENT TO MAKE UP ANY AMOUNT BY WHICH THE INTEREST COLLECTED ON THE MORTGAGE CERTIFICATES IS LESS THAN THE INTEREST ACCRUAL AMOUNT OF THE CLASS A-1 CERTIFICATES.]

                             [Describe prepayment and yield considerations
                               relating to Government Securities.]



                             [Describe prepayment and yield considerations
                               relating to Private Label Custody Receipt
                               Securities .]

                             See "Risk Factors" and "Yield and Prepayment
                               Considerations" herein for a fuller discussion of the factors affecting the yield to maturity of the Class A-1 Certificates.


LIQUIDITY..................  There is currently no secondary market for the
                               Class A-1 Certificates and there can be no assurance that a secondary market will develop or, if it does develop, that it will provide Certificateholders with liquidity of investment at any particular time or for the life of the Class A-1 Certificates. There is no assurance that any such market, if established, will continue. Each Certificateholder will receive monthly reports pertaining to the Class A-1 Certificates[,] [and] the Mortgage Certificates [and the Government Securities][and the Private Label Custody Receipt Securities]. There are a limited number of sources which provide certain information about mortgage-backed securities in the secondary market; however, there can be no assurance that any of these sources will provide information about the Class A-1 Certificates or the Mortgage Certificates. Investors should consider the effect of limited information on the liquidity of the Class A-1 Certificates.

 TRUSTEE....................   (the "Trustee").  See "Description of the
                               Certificates - Trustee" herein.

LEGAL INVESTMENT             [The Class A-1 Certificates will constitute
                               "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               ("SMMEA") so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. As such, the Class A-1 Certificates are legal investments for certain entities to the extent provided in SMMEA. However, there are regulatory requirements and considerations applicable to regulated financial institutions and restrictions on the ability of such institutions to invest in certain types of mortgage related securities. Prospective purchasers of the Class A-1 Certificates should consult their own legal, tax and accounting advisors in determining the suitability of and consequences to them of the purchase, ownership and disposition of the Class A-1 Certificates. See "Legal Investment Considerations" in this Prospectus Supplement and "Legal Investment" in the Prospectus.]

ERISA CONSIDERATIONS.......  A fiduciary of any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), should carefully review with its legal advisors whether the purchase or holding of Class A-1 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or Similar Law. See "ERISA Considerations" in this Prospectus Supplement and in the Prospectus.

FEDERAL INCOME TAX
  CONSEQUENCES.............  [An election will be made to treat [the portion of] the Trust Fund [consisting of the Mortgage Certificates] as a REMIC for federal income tax purposes. The [payments on the] Class A-1 Certificates [which are derived from the Mortgage Certificates,] and the Class IO Certificates, will be designated as regular interests in the REMIC, and the Class R Certificate will be designated as the residual interest in the REMIC.]


                             [_][The arrangement under which the Reserve Fund
                               is held should not be treated as an association taxable as a corporation. An investor in the Class A-1 Certificates will be treated for federal income tax purposes as purchasing a REMIC regular interest and a contractual right to receive amounts from the Reserve Fund. The Certificates other than the Class R Certificates (the "Regular Certificates") will be treated as regular interests in the REMIC and generally will be treated as debt instruments issued by the REMIC for federal income tax purposes. Certain Classes of the Regular Certificates may be issued with original issue discount. The prepayment assumption that will be used in determining the rate of accrual of any original issue discount on the Regular Certificates for federal income tax purposes (and whether such original issue discount is de minimis), and that may be used by a holder of a Regular Certificate to amortize premium, will be [_]% of the Prepayment Assumption. No representation is made that the Mortgage Loans will prepay at such rate or at any other rate. The holders of the Residual Certificates will be subject to special federal income tax rules that may significantly reduce the after-tax yield of such Certificates. Further, significant restrictions apply to the transfer of the Residual

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             Certificates.  See "Certain Federal Income Tax
                               Consequences"[ herein and] in the Prospectus.*]

________________
* Depending on the terms of the Class A-1 Certificates and the arrangement under which the Reserve Fund is held, the discussion of federal income tax consequences contained in "Summary of Terms-Federal Income Tax Status" and in "Certain Federal Income Tax Consequences" in this Prospectus Supplement may be revised appropriately to reflect such terms.

--------------------------------------------------------------------------------

                                 RISK FACTORS

     Prospective investors should consider the following factors in connection with a purchase of the Class A-1 Certificates.

GENERAL

     An investment in certificates (such as the Class A-1 Certificates) evidencing interests in mortgage loans may be affected, among other things, by a decline in real estate values or a decline in mortgage market rates. Recently such declines in real estate values have been experienced in several significant market areas within the United States. If relevant residential real estate markets should experience an overall decline in property values such that the outstanding balances of the Mortgage Loans in a particular Underlying Mortgage Pool become equal to or greater than the value of the related mortgaged properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. To the extent that such losses are not covered by the classes of certificates which are subordinate to the Mortgage Certificates from that pool and the cash available in the related Underlying Reserve Funds, holders of the Class A-1 Certificates will bear all risk of loss resulting from default by mortgagors and will have to depend primarily on the value of the mortgaged properties for recovery of the outstanding principal and unpaid interest of the defaulted Mortgage Loans.

BASIS RISK


     The interest rate payable to the holders of the Class A-1 Certificates is based on [specify index]. However, the underlying Mortgage Loans bear interest based on the Indices calculated at various frequencies. [Specify index] and the Indices respond to different economic and market factors, and there is not necessarily a correlation between them. Thus, it is possible, for example, that [specify index] may rise during periods in which the Indices are stable or are falling or that, even if both [specify index] and the Indices rise during the same period, [specify index] may rise much more sharply than the Indices. NO ASSURANCE CAN BE GIVEN THAT AMOUNTS ON DEPOSIT IN THE RESERVE FUND FROM TIME TO TIME OR PAYMENTS UNDER THE YIELD SUPPORT AGREEMENT WILL BE SUFFICIENT TO MAKE UP ANY AMOUNT BY WHICH THE INTEREST COLLECTED ON THE MORTGAGE CERTIFICATES [AND GOVERNMENT SECURITIES] [AND PRIVATE LABEL CUSTODY RECEIPT SECURITIES] IS LESS THAN THE INTEREST ACCRUAL AMOUNT OF THE CLASS A-1 CERTIFICATES. [_][DESCRIBE BASIS RISK AS IT RELATES TO GOVERNMENT SECURITIES.][_][DESCRIBE BASIS RISK AS IT RELATES TO PRIVATE LABEL CUSTODY RECEIPT SECURITIES.]

PREPAYMENT AND YIELD CONSIDERATIONS


     The prepayment experience on the Mortgage Loans will affect the average life of the Class A-1 Certificates. Prepayments on the Mortgage Loans may be influenced by a variety of economic, geographic, social and other factors, including the difference between the interest rates on the Mortgage Loans and prevailing mortgage interest rates. Other factors affecting prepayment of Mortgage Loans include changes in housing needs, job transfers, unemployment and servicing decisions. See "Yield and Prepayment Considerations." In addition, the yield on the Class A-1 Certificates will be sensitive to, among other things, the level of [specify index]. [DESCRIBE [_]YIELD CONSIDERATIONS RELATING TO GOVERNMENT SECURITIES.][DESCRIBE YIELD CONSIDERATIONS RELATING TO PRIVATE LABEL CUSTODY RECEIPT SECURITIES.]

GEOGRAPHIC CONCENTRATION

     The following table sets forth the concentrations by state for each of the
Underlying Mortgage Pools that exceed   % of the original aggregate principal
balance thereof as of the Underlying Series Cut-off Date. Such information was derived from the Underlying Disclosure Documents. The Depositor did not prepare or assist in the preparation of the Underlying Disclosure Documents and, therefore, cannot confirm the accuracy or completeness of such information.

AVAILABLE INFORMATION REGARDING THE UNDERLYING ISSUERS


     This Prospectus Supplement relates only to the Class A-1 Certificates offered hereby and does not relate to the Mortgage Certificates [or the Government Securities][or the Private Label Custody Receipt Securities]. All disclosures contained in this Prospectus Supplement regarding the Mortgage Certificates [and Government Securities] [and Private Label Custody Receipt Securities] are derived from publicly available documents. Neither the Depositor, the Trustee nor any of the underwriters of the Class A-1 Certificates has participated in the preparation of such documents, or made any due diligence inquiry with respect to the information provided therein. There can be no assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the Mortgage Certificates [or Government Securities] [or Private Label Custody Receipt Securities] or the Underlying Issuers have been publicly disclosed.

     In addition, [in the case of Underlying Issuers other than Government Issuers] there can be no assurance that [an] [any such] Underlying Issuer will not elect to suspend its Exchange Act reporting after the date hereof if such Underlying Issuer no longer has a class of security listed on a national securities exchange or held of record by 300 or more holders. In such event, information (including financial information) then available to the Depositor and the Trustee with respect to such Underlying Issuer will not be as extensive, timely or readily available as that previously made available under the Exchange Act. Accordingly, in such event, the information with respect to any such Underlying Issuer that the Depositor or the Trustee can include in the Trust Fund's Exchange Act reports will be similarly limited.


                           GEOGRAPHIC CONCENTRATION
                  (GREATER THAN          % OF PRINCIPAL BALANCE)

                                    PERCENTAGE                                     PERCENTAGE
                                       AS OF                                          AS OF
                                    UNDERLYING                                     UNDERLYING
                                      SERIES                                         SERIES
                                      CUT-OFF            SERIES                      CUT-OFF
  SERIES DESIGNATION       STATE       DATE           DESIGNATION       STATE         DATE
----------------------   --------   ----------      --------------    ---------    ------------

     [Additional risk factors will be added, as appropriate, including, without limitation, (i) if an Interest Weighted Class of Certificates or a Principal Weighted Class of Certificates is being offered, a discussion of the risks associated with such Class, including any disproportionate share of credit or prepayment risks that such Class will bear, (ii) a discussion of the concentration of credit risk, if any, with respect to the mortgage loans underlying the Mortgage Certificates due to, among other things (w) a concentration of Mortgage Loans originated by one or a few dealers, (x) a single mortgagor or lessee or cross-default, cross-collateralization or similar provisions, (y) a concentration of properties with brief or financially troubled operating histories or (z) a concentration of properties within a state (or region of a state) and (iii) a discussion of the basis risk associated with a Class of Certificates.]


                        DESCRIPTION OF THE CERTIFICATES

GENERAL

     The [Adjustable Rate] Conduit Mortgage Pass-Through Certificates, Series ___ will include the following [three] classes: the [Class A-1] Certificates, the [Class IO] Certificates and the [Class R] Certificates (collectively, the "Certificates"). Only the Class A-1 Certificates are offered hereby.

    The Certificates evidence 100% of the beneficial ownership interest in a trust fund (the "Trust Fund"), the assets of which will consist primarily of [(a) ___classes (or portions of classes) of mortgage pass-through certificates (the "Mortgage Certificates"), each of which is part of one of ___ series of
mortgage pass-through certificates initially sold by       and acquired by the
Depositor in the secondary market,] [(b) describe Government Securities, if any (the "Government Securities")][(c) describe Private Label Custody Receipt Securities, if any (the "Private Label Custody Receipt Securities")] [(d) a
Reserve Fund] [and][[_](e) a Yield Support Agreement       provided by .] [See
["--Government Securities",] ["--Private Label Custody Receipt Securities",]"-- The Reserve Fund" and "--The Yield Support Agreement" below.] The Trust Fund will be established and the Certificates will be issued pursuant to a [Pooling Trust Agreement] (the "Pooling Agreement"), dated as of among the Depositor, the Certificate Administrator and the Trustee.

     [The Class A-] Certificates will be issued as book-entry certificates (the "Book-Entry Certificates") through the facilities of The Depository Trust Company. See "--Book-Entry Form" below. The Class A-1 Certificates will be issued, maintained and transferred only in minimum denominations of $1,000 initial principal balance and integral multiples of $1,000 initial principal balance in excess thereof. The "Record Date" for distributions on the Class A-1
Certificates is        , with respect to the initial Distribution Date, and with
respect to each subsequent Distribution Date, the last day of the calendar month immediately preceding the month in which the applicable Distribution Date occurs or, if such last day is not a business day, the preceding business day. The undivided percentage interest (the "Percentage Interest") represented by any Class A-1 Certificate will be equal to the percentage obtained by dividing the initial Principal Balance of such Class A-1 Certificate by the aggregate initial Principal Balance of all Class A-1 Certificates.]


DISTRIBUTIONS

     Distributions on the Certificates will be made           on the   th day of
each                                   , beginning in               or, if any
such day is not a business day, the following business day (each such day on which distributions are made, a "Distribution Date"). Distributions to a holder of a Class A-1 Certificate will be made on each Distribution Date in an amount equal to such holder's Percentage Interest multiplied by the amount, if any, to be distributed to the Class A-1 Certificates. Distributions will be made on each Distribution Date to holders of record on the related Record Date, [which, unless Definitive Certificates are issued under the circumstances described below under "--Book Entry Form", will be Cede & Co. as nominee for DTC.]

     Interest Distributions. Distributions in respect of interest on each Class of Certificates (other than the Class R Certificates) on each Distribution Date will be made only up to the amount of the Interest Available Funds for such Distribution Date. The amount of interest payable on the Class A-1 Certificates on each Distribution Date will be equal to the sum of (x) the lesser of the Interest Accrual Amount of the Class A-1 Certificates for such Distribution Date and Interest Available Funds for such Distribution Date and (y) the lesser of the Interest Shortfall Amount of the Class A-1 Certificates and the excess, if any, of the Interest Available Funds for such Distribution Date over the Interest Accrual Amount of the Class A-1 Certificates for such Distribution Date.

     The "Interest Accrual Period" with respect to each Distribution Date is the period commencing on the th day of the [ month] preceding the month in which such Distribution Date occurs and ending on the th day of the month in which such Distribution Date occurs.

     The "Interest Accrual Amount" for the Class A-1 Certificates on each
Distribution Date will equal the product of (i)             of the Class A-1
Pass-Through Rate for such Distribution Date and (ii) the outstanding Principal Balance thereof, subject to reduction in respect of Deferred Interest and Prepayment Interest Shortfalls incurred with respect to the Mortgage Loans underlying the Mortgage Certificates. The "Class A-1 Pass-Through Rate" during the initial Interest Accrual Period will be % per annum. During each succeeding Interest Accrual Period, the Class A-1 Pass-Through Rate will be % in excess of [specify index] determined (as described below under "--Determination of [specify index]") ("[specify index]") on the [ day prior to the first day] of
such Interest Accrual Period or, if such      day is not a business day, the
preceding business day (each, a "Reset Date"). The "Interest Shortfall Amount" of the Class A-1 Certificates is equal to the sum of the amounts for all previous Distribution Dates by which the Interest Accrual Amount of the Class A-1 Certificates exceeded the Interest Available Funds for such Distribution Dates (to the extent such amounts have not been paid on subsequent Distribution Dates), together with interest accrued thereon at the Class A-1 Pass-Through Rate in effect from time to time.


     "Interest Available Funds" with respect to any Distribution Date will be equal to the sum of (a) all payments in respect of interest received by the Certificate Administrator on the Mortgage Certificates during the related Collection Period, (b) interest earned on amounts invested in the Certificate Account [and] [(c) all amounts on deposit in the Reserve Fund (including any payments made by the Yield Support Counterparty on such Distribution Date under the Yield Support Agreement) (up to the excess of the Interest Accrual Amount and the Interest Shortfall Amount of the Class A-1 Certificates over the amount described in clauses (a) and (b) above)]. [Describe allocation, if any, of interest and principal payments on Government Securities to Interest Available Funds.][Describe allocation, if any, of interest and principal payments on Private Label Custody Receipt Securities to Interest Available Funds.] Interest Available Funds will be distributed on each Distribution Date first to pay the Interest Accrual Amount of the Class A-1 Certificates and next to pay the Interest Shortfall Amount of the Class A-1 Certificates. Any Interest Available Funds remaining after such distributions will be deposited in the Reserve
Fund.

     DUE TO THE FACTORS DISCUSSED UNDER "RISK FACTORS--BASIS RISK", INTEREST AVAILABLE FUNDS MAY NOT ALWAYS BE SUFFICIENT TO PAY THE FULL INTEREST ACCRUAL AMOUNT WITH RESPECT TO CLASS A-1 CERTIFICATES ON EACH DISTRIBUTION DATE.


     The Interest Accrual Amount for the Class IO Certificates on each Distribution Date will equal the product of (i) of the Class IO Pass-Through Rate for such Distribution Date and (ii) the outstanding Principal Balance of the Class A-1 Certificates, subject to reduction in respect of Deferred Interest and Prepayment Interest Shortfalls. The Class R Certificates are not entitled to distributions in respect of interest and, therefore, have no Interest Accrual Amount. During each Interest Accrual Period the "Class IO Pass-Through Rate" will be equal to the excess, if any, of (X) the weighted average of the Weighted Average Mortgage [/Government Security][/Private Label Custody Receipt Security] Certificate Pass-Through Rate for each of the Underlying Series Distribution Dates that occurs during the Collection Period related to such Interest Accrual Period (determined as described herein) (such weighted average, the "Quarterly Mortgage Certificate [/Government Security] [/Private Label Custody Receipt Security] Pass-Through Rate") over (Y) the Class A-1 Pass-Through Rate for such Interest Accrual Period. The "Weighted Average Mortgage Certificate [/Government Security][/Private Label Custody Receipt Security] Pass-Through Rate" with respect to any Underlying Series Distribution Date will be equal to the weighted average of the pass-through rates of the Mortgage Certificates [and Government Securities][and Private Label Custody Receipt Securities applicable to such Underlying Series Distribution Date, weighted on the basis of the outstanding principal balances of such classes prior to distributions on such Underlying Series Distribution Date. The Weighted Average Mortgage Certificate [/Government Security][/Private Label Custody Receipt Security] Pass-Through Rate with
respect to the Underlying Series Distribution Date in        is approximately %.
The "Collection Period" with respect to a Distribution Date is the period commencing on the day after the preceding Distribution Date (or, in the case of
the first Collection Period, on         ) and ending on such Distribution Date.


     Interest on the Certificates will be calculated on the basis of [specify interest calculation convention].


     Deferred Interest allocated to the Mortgage Certificates on each Underlying Series Distribution Date occurring during the Collection Period related to any Distribution Date (as reported on the remittance reports relating to such Mortgage Certificates) will be allocated between the Class A-1 Certificates and the Class IO Certificates on the related Distribution Date, pro rata, based on the Interest Accrual Amounts of each thereof (before reduction for such Deferred Interest). See "Description of the Underlying Mortgage Loans" [,][and] "The Mortgage Certificates--Distributions on the Mortgage Certificates [and "The Government Securities-Distributions on the Government Securities".] [and "The Private Label Custody Receipt Securities-Distributions on the Private Label Custody Receipt Securities".] The amount of Deferred Interest allocated in reduction of the Interest Accrual Amount of the Class A-1 Certificates will be added to the Principal Balance of such Class as of such Distribution Date.

     Prepayment Interest Shortfalls allocated to the Mortgage Certificates on each Underlying Series Distribution Date occurring during the Collection Period related to any Distribution Date (as reported on the remittance reports relating to such Mortgage Certificates) will be allocated between the Class A-1 Certificates and the Class IO Certificates on the related

Distribution Date, pro rata, based on the Interest Accrual Amounts thereof (before reduction for such interest shortfall on such Distribution Date). See "The Mortgage Certificates--Distributions on the Mortgage Certificates" herein.


     The "Principal Balance" of the Class A-1 Certificates as of any Distribution Date will be equal to the Mortgage Certificate Balance as of the preceding Distribution Date. The "Mortgage Certificate Balance" as of any Distribution Date will be equal to the sum of the Mortgage Certificate Balances (after giving effect to all distributions and other principal balance reductions on the Mortgage Certificates and any Deferred Interest added to the principal balance thereof during the Collection Period ending on such Distribution Date). [Describe effect of Government Securities on definition of "Principal Balance".] [Describe effect of Private Label Custody Receipt Securities on definition of "Principal Balance".] Neither the Class IO Certificates nor the Class R Certificate have any Principal Balance and, therefore, neither is entitled to distributions in respect of principal.

     Determination Of [specify index]. [describe procedures for determining index]

     Historical [specify index]. Listed below are historical values of [specify index] since :

                                 [SPECIFY INDEX]
                               MONTHLY AVERAGES

                                                 YEAR
                        ----------------------------------------------------
MONTH(1)                  199        199         199        199        199
--------                  ---        ---         ---        ---        ---


     Principal Distributions. Distributions in respect of principal on the Class A-1 Certificates will be made on each Distribution Date in an amount equal to the sum of all amounts distributed in respect of principal on the Mortgage Certificates during the Collection Period ending on such Distribution Date. [Describe allocation, if any, of principal and interest payments on Government Securities to principal payments on Certificates.] [Describe allocation, if any, of principal and interest payments on Private Label Custody Receipt Securities to principal payments on Certificates.] Principal payments on the Class A-1 Certificates will be made on each Distribution Date to the extent funds are available therefor until the Principal Balance of the Class A-1 Certificates has been reduced to zero.


[RESERVE FUND

     The Pooling Agreement will require the Certificate Administrator to establish a separate trust account, which it will hold for the benefit of the Trustee on behalf of the holders of the Class A-1 Certificates (the "Reserve Fund").

     On the Closing Date, the Depositor will deposit or cause to be deposited
into the Reserve Fund, [(i) cash in the amount of $     [and] [(ii) the Class IO
Certificates]. All distributions on the Class IO Certificates will be made to the Certificate Administrator for deposit into the Reserve Fund. In addition, all payments by the Yield Support Counterparty pursuant to the Yield Support Agreement will be deposited in the Reserve Fund. Amounts on deposit in the Reserve Fund from time to time will be available on each Distribution Date to be paid to holders of the Class A-1 Certificates to the extent that amounts described in clauses (a) and (b) of the definition of Interest Available Funds are insufficient to pay the Interest Accrual Amount and Interest Shortfall Amount of the Class A-1 Certificates for such Distribution Date. The Reserve Fund will be an asset of the Trust Fund, but will not be an asset of the REMIC. Amounts in the Reserve Fund will be invested in "eligible assets," as defined in the Pooling Agreement, at the discretion of the Certificate Administrator, provided each such investment matures no later than the succeeding Distribution Date.

     The Depositor will not have any obligation to deposit additional monies in the Reserve Fund after the Closing Date.

     NO ASSURANCE CAN BE GIVEN THAT AMOUNTS ON DEPOSIT IN THE RESERVE FUND FROM TIME TO TIME WILL, TOGETHER WITH THE BALANCE OF INTEREST AVAILABLE FUNDS ON ANY DISTRIBUTION DATE, BE SUFFICIENT TO ALLOW THE DISTRIBUTION OF THE FULL INTEREST ACCRUAL AMOUNT WITH RESPECT TO THE CLASS A-1 CERTIFICATES ON ANY SUCH DISTRIBUTION DATE.

     Due to the factors described under "Special Considerations--Basis Risk" and "Yield and Prepayment Considerations--Basis Risk; [specify index]," changes in the levels of COFI, CMT and CBE may not necessarily correlate with changes in [specify index]. Accordingly, the Class IO Certificates (payments on which, together with payments under the Yield Support Agreement, are the sole source of payments into the Reserve Fund after the Closing Date) will not be entitled to any payments under certain interest rate scenarios. See "--Distributions" above. In addition, the Yield Support Counterparty will not be obligated to make any payments under the Yield Support Agreement unless [specify index] exceeds the Strike Rate. See "--The Yield Support Agreement" below. The following table, which was prepared on the basis of the Modeling Assumptions, illustrates the balances that would be available in the Reserve Fund on the date indicated under the interest rate scenarios (the "Rate Scenarios") described in the following paragraph and at the various percentages of CPR indicated. Each of the Rate Scenarios set forth below assumes [describe assumptions] .


          "Rate Scenario I" [describe assumptions].

          "Rate Scenario II" [describe assumptions].

          "Rate Scenario III" [describe assumptions].


                        PROJECTED BALANCE AVAILABLE AT

                                               PERCENT OF CPR
                          ------------------------------------------------------
                                %                     %                 %
                          ---------------     ---------------     --------------
Rate Scenario I........
Rate Scenario II.......
Rate Scenario III......

[THE YIELD SUPPORT AGREEMENT

     The following is a summary of certain features of the Yield Support Agreement (as defined below).

     General. On the Closing Date, the Trustee, acting on behalf of the holders of the Class A-1 Certificates, will enter into a yield support agreement (the
"Yield Support Agreement") with                      ,  a
(the "Yield Support Counterparty").  The Yield Support Agreement will be
governed by and construed in accordance with the laws of           .

     Payment Terms. Pursuant to the terms of the Yield Support Agreement, in the event that [specify index] on any Reset Date (determined as described below
under "--Determination of [specify index]") exceeds    % (which rate is equal to
[specify index] as set with respect to the first Interest Accrual Period plus %) (the "Strike Rate"), the Yield Support Counterparty will be obligated to pay to the Certificate Administrator, for the benefit of the holders of the Class A-1 Certificates, on the Distribution Date related to the Interest Accrual Period following such Reset Date, an amount equal to one-fourth of the product of (x) the difference between [specify index] at such Reset Date (determined as described above) and the Strike Rate and (y) the Principal Balance of the Class A-1 Certificates outstanding prior to distributions on such Distribution Date. Amounts paid by the Yield Support Counterparty on any Distribution Date will be paid to the Certificate Administrator for deposit into the Reserve Fund.

     NO ASSURANCE CAN BE GIVEN THAT AMOUNTS PAID BY THE YIELD SUPPORT COUNTERPARTY ON ANY DISTRIBUTION DATE WILL, TOGETHER WITH THE BALANCE OF THE INTEREST AVAILABLE FUNDS FOR SUCH DISTRIBUTION DATE, BE SUFFICIENT TO ALLOW FULL DISTRIBUTIONS IN RESPECT OF INTEREST ON THE CLASS A-1 CERTIFICATES ON SUCH DISTRIBUTION DATE OR ON ANY FUTURE

DISTRIBUTION DATES. THE OBLIGATIONS OF THE YIELD SUPPORT COUNTERPARTY WITH RESPECT TO THE SECURITIES OFFERED HEREBY ARE LIMITED TO THOSE SPECIFICALLY SET FORTH IN THE YIELD SUPPORT AGREEMENT AND ARE SUBJECT TO CERTAIN CONDITIONS AS DESCRIBED IN THE YIELD SUPPORT AGREEMENT.

     Termination. Unless earlier terminated as described below, the Yield Support Agreement will terminate upon the reduction of the Principal Balance of the Class A-1 Certificates to zero.

     Pursuant to the Yield Support Agreement, certain events may occur in respect of the Yield Support Counterparty that will give the Trustee the right to terminate the Yield Support Agreement subject to the terms and provisions thereof. The Trustee will have the right to terminate the Yield Support Agreement if any of the following events occur:

          (i) the Yield Support Counterparty fails to make any payment due under the Yield Support Agreement and such nonpayment continues for three business days after notice from the Trustee;

          (ii) the Yield Support Counterparty fails to perform or observe its obligations under such Yield Support Agreement (other than its obligation to make any payment due under such Yield Support Agreement) and such failure continues for a period of 30 days after notice from the Trustee;

          (iii) any representation made by the Yield Support Counterparty under such Yield Support Agreement proves to have been incorrect or misleading in any material respect as of the time it was made;

          (iv) certain events of bankruptcy or insolvency occur with respect to the Yield Support Counterparty;

          (v) the Yield Support Counterparty undertakes certain mergers, consolidations or transfers of its assets or is dissolved;

          (vi) a withholding tax is imposed on payments by the Yield Support Counterparty under such Yield Support Agreement; or

          (vii) a change in law occurs after the Closing Date which makes it unlawful for the Yield Support Counterparty to perform its obligations in respect of the Yield Support Agreement.

     Breakage Fee. If the Yield Support Agreement is terminated by the Trustee, the market value of the Yield Support Agreement will be established by the Trustee on the basis of market quotations of the cost to the Trust Fund of entering into a replacement yield support agreement, in accordance with the procedures set forth in the Yield Support Agreement (such amount, the "Breakage Fee"). The Yield Support Counterparty will be required to pay the Trustee, for the benefit of the holders of the Class A-1 Certificates the amount of any Breakage Fee. Upon any such termination of the Yield Support Agreement, the Trustee will apply any Breakage Fee paid by the Yield Support Counterparty to the purchase of a similar yield support agreement from another counterparty.

The Yield Support Counterparty.

     As of                  , the end of its most recent fiscal year, the Yield
Support Counterparty and its subsidiaries had, on a consolidated basis, total
assets of approximately $            , total liabilities of approximately $
, and stockholders' equity of approximately $           .

     The Yield Support Counterparty's outstanding senior unsecured indebtedness
has been rated     by        ,     by    , and    by           .


     Copies of the Yield Support Counterparty's annual reports are available
 from            by contacting, at             .

     The above information was provided by the Yield Support Counterparty. No other information contained herein (including but not limited to the statements concerning the Yield Support Agreement and the rights under the Yield Support Agreement of the holders of the securities offered hereby) has been provided by the Yield Support Counterparty.]


[OPTIONAL REPURCHASE OF THE MORTGAGE CERTIFICATES [AND GOVERNMENT SECURITIES] [AND PRIVATE LABEL CUSTODY RECEIPT SECURITIES ]


     The beneficial owner of the Class IO Certificates will have the option, but not the obligation, to purchase the Mortgage Certificates from the Trust Fund on any Distribution Date on which the Mortgage Certificate Balance is equal to % or less of the Mortgage Certificate Balance as of the Cut-off Date at a price equal to the outstanding Principal Balance of the Class A-1 Certificates together with accrued interest thereon at the then-applicable Class A-1 Pass-Through Rate through the following Distribution Date [Describe repurchase right, if any, as it relates to Government Securities]. [Describe repurchase right, if any, as it relates to Private Label Custody Receipt Securities].]

DENOMINATIONS

     The Class A-1 Certificates will be issued in minimum denominations of $[1,000] initial principal balance and integral multiples of $1,000 initial principal balance in excess thereof.

[BOOK-ENTRY FORM

     The Class A-1 Certificates initially will be represented by one physical certificate registered in the name of Cede & Co. ("Cede"), as nominee of DTC, which will be the "holder" or "Certificateholder" of such Certificates, as such terms are used herein. No person acquiring an interest in the Class A-1 Certificates (a "Beneficial Owner") will be entitled to receive a Class A-1 Certificate in certificated form (a "Definitive Certificate") representing such person's interest in the Class A-1 Certificates, except as set forth below. Unless and until Definitive Certificates are issued under the limited circumstances described herein, all references to actions taken by Certificateholders or holders shall refer to actions taken by DTC upon instructions from its DTC Participants (as defined below), and all references herein to distributions, notices, reports and statements to Certificateholders or holders shall refer to distributions, notices, reports and statements to DTC or Cede, as the registered holder of the Class A-1 Certificates, as the case may be, for distribution to Beneficial Owners in accordance with DTC procedures.

     DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York UCC and a "clearing agency" registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its participating organizations ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among DTC Participants through electronic book-entries, thereby eliminating the need for physical movement of certificates. DTC Participants include securities brokers and dealers (including First Boston), banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to banks, brokers, dealers, trust companies and other institutions that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect DTC Participants").

     Under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make Class A-1 transfers of Class A-1 Certificates among DTC Participants on whose behalf it acts with respect to the Class A-1 Certificates and to receive and transmit distributions of principal of and interest on the Class A-1 Certificates. DTC Participants and Indirect DTC Participants with which Beneficial Owners have accounts with respect to the Class A-1 Certificates similarly are required to make Class A-1 transfers and receive and transmit such payments on behalf of their respective Beneficial Owners.

      Beneficial Owners that are not DTC Participants or Indirect DTC Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, Class A-1 Certificates may do so only through DTC Participants and Indirect DTC Participants. In addition, Beneficial Owners will receive all distributions of principal and interest from the Certificate Administrator, or a paying agent on behalf of the Certificate Administrator, through DTC Participants. DTC will forward such distributions to its DTC Participants, which thereafter will forward them to Indirect DTC Participants or Beneficial Owners. Beneficial Owners will not be recognized by the Trustee, the Certificate Administrator or any paying agent as Certificateholders, as such term is used in the Pooling and Servicing Agreement, and Beneficial Owners will be permitted to exercise the rights of Certificateholders only indirectly through DTC and its DTC Participants.

     Because DTC can only act on behalf of DTC Participants, who in turn act on behalf of Indirect DTC Participants and certain banks, the ability of a Beneficial Owner to pledge Class A-1 Certificates to persons or entities that do not participate in the DTC system, or to otherwise act with respect to such Class A-1 Certificates, may be limited due to the lack of a physical certificate for such Class A-1 Certificates. In addition, under a Class A-1 format, Beneficial Owners may experience delays in their receipt of payments, since distributions will be made by the Certificate Administrator, or a paying agent on behalf of the Certificate Administrator, to Cede, as nominee for DTC.

     DTC has advised the Depositor that it will take any action permitted to be taken by a Certificateholder under the Pooling Agreement only at the direction of one or more DTC Participants to whose accounts with DTC the Class A-1 Certificates are credited. Additionally, DTC has advised the Depositor that it will take such actions with respect to specified voting interests only at the direction of and on behalf of DTC Participants whose holdings of Class A-1 Certificates evidence such specified voting interests. DTC may take conflicting actions with respect to voting interests to the extent that DTC Participants whose holdings of Class A-1 Certificates evidence such voting interests authorize divergent action.

     Neither the Depositor, the Certificate Administrator nor the Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Class A-1 Certificates held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. In the event of the insolvency of DTC, a DTC Participant or an indirect DTC Participant in whose name Class A-1 Certificates are registered, the ability of the Beneficial Owners of such Class A-1 Certificates to obtain timely payment and, if the limits of applicable insurance coverage by the Securities Investor Protection Corporation are exceeded or if such coverage is otherwise unavailable, ultimate payment, of amounts distributable with respect to such Class A-1 Certificates may be impaired.

     The Class A-1 Certificates will be converted to Definitive Certificates and re-issued to Beneficial Owners or their nominees, rather than to DTC or its nominee, only if (i) the Certificate Administrator is advised that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to the Class A-1 Certificates and the Certificate Administrator is unable to locate a qualified successor, (ii) the Certificate Administrator, at its option, elects to terminate the book-entry system through DTC or (iii) after the occurrence of a dismissal or resignation of the Certificate Administrator under the Pooling Agreement, Beneficial Owners representing not less than 51% of the voting interests of the outstanding Class A-1 Certificates advise the Trustee through DTC, in writing, that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the Beneficial Owners' best interest.

     Upon the occurrence of any event described in the immediately preceding paragraph, the Certificate Administrator (or, if the Certificate Administrator has been dismissed, the Trustee) will be required to notify all Beneficial Owners through DTC Participants of the availability of Definitive Certificates. Upon surrender by DTC of the physical certificates representing the Class A-1 Certificates and receipt of instructions for re-registration, the Certificate Administrator will reissue the Class A-1 Certificates as Definitive Certificates to Beneficial Owners.]

TERMINATION

     The Trust Fund will terminate upon the earlier of (a) the distribution to holders of the Certificates of all amounts required to be distributed to them pursuant to the Pooling Agreement and (b) the termination of the Pooling Agreement.


CERTIFICATE ACCOUNT


     All payments and collections in respect of the Mortgage Certificates [and Government Securities] [and Private Label Custody Receipt Securities] will be deposited in an account maintained by the Certificate Administrator (the "Certificate Account") in the name of the Trustee with a depository institution (which may be the Certificate Administrator)

 PAGE>


and in a manner acceptable to each Rating Agency. See "Description of the Certificates --Payments on the Mortgage Loans[, --Payments on the Government Securities"][, --Payments on the Private Label Custody Receipt Securities"] and "--Collection of Payments on Mortgage Certificates" [and "--Collection of Payments on Government Securities"] [and "--Collection of Payments on Private Label Custody Receipt Securities"] in the Prospectus.

     Any earnings on investment of amounts in the Certificate Account will be available for distribution to the holders of the Certificates as Interest Available Funds. The rate at which such funds are invested from time to time is referred to herein as the "Reinvestment Rate".


ACTIONS IN RESPECT OF THE MORTGAGE CERTIFICATES [AND GOVERNMENT SECURITIES][AND PRIVATE LABEL CUSTODY RECEIPT SECURITIES]


     If at any time the Trustee, as the Mortgage Certificateholder [or Government Securityholder, as applicable], is requested in such capacity to take any action or to give any consent, approval or waiver, including without limitation in connection with an amendment of an Underlying Pooling Agreement or if an event of default occurs under an Underlying Pooling Agreement with respect to the Mortgage Loan Servicer or the Mortgage Loan Trustee thereunder [or if an event of default occurs under a[_] Private Label Custody Receipt Security], the Pooling Agreement provides that the Trustee, in its capacity as certificateholder [or securityholder, as applicable], may take action in connection with the enforcement of any rights and remedies available to it in such capacity with respect thereto, will promptly notify all of the holders of the Certificates and will act only in accordance with written directions of holders of the Certificates evidencing in excess of 50% of the Voting
Rights.

VOTING RIGHTS

     Certain actions specified in the Prospectus that may be taken by holders of the Certificates evidencing a specified percentage of all undivided interest in the Trust Fund may be taken by holders of the Certificates entitled in the aggregate to such percentage of the Voting Rights. At any time that any certificates are outstanding, the "Voting Rights" under the Pooling Agreement will be allocated [%] to the Class R Certificate, % to the Class A-I
Certificate and the remainder to the Class A-1 Certificate.

CERTIFICATE ADMINISTRATOR

     will act as Certificate Administrator. [Describe business of Certificate Administrator]

TRUSTEE

 will act as the Trustee.  [Describe business of Trustee]


                           THE MORTGAGE CERTIFICATES

GENERAL

     The description of the Mortgage Certificates contained in this Prospectus Supplement is a general summary of certain characteristics of the Mortgage Certificates and does not purport to be complete. Such description is subject to, and is qualified in its entirety by reference to, the actual terms and provisions of the Prospectuses and Prospectus Supplements related to each of the Mortgage Certificates (collectively, the "Underlying Disclosure Documents") and the Pooling and Servicing Agreements relating to each of the Mortgage Certificates (collectively, the "Underlying Pooling Agreements"). Copies of the Underlying Disclosure Documents and the Underlying Pooling Agreements are
available from First Boston by calling         at        . Investors are urged
to obtain copies of such documents and read this Prospectus Supplement in conjunction therewith.

     The assets of the REMIC will consist primarily of classes (or portions of classes) of senior mortgage pass-through certificates (the "Mortgage Certificates"), each of which is a part of one of separate series of mortgage pass-through certificates (each an "Underlying Series").

     [Each of the Mortgage Certificates was issued pursuant to a separate Underlying Pooling Agreement, generally dated as of the first day of the month of initial issuance of the related Underlying Series (as to each, the
"Underlying Series Cut-off Date"), generally among      , the servicer or master
servicer of the related Mortgage Loans (each, a "Mortgage Loan Servicer") and the trustee of the related Mortgage Certificates (each, a "Mortgage Loan Trustee").]

     Certain characteristics of the Mortgage Certificates are described below. Certain of the information with respect to the Mortgage Certificates has been derived from the original offering documents relating to such Mortgage Certificates and from publicly available data and other data available to the Depositor with respect thereto. IT SHOULD BE NOTED THAT THERE MAY HAVE BEEN MATERIAL CHANGES IN FACTS AND CIRCUMSTANCES SINCE THE DATES SUCH DOCUMENTS WERE PREPARED, INCLUDING, BUT NOT LIMITED TO, CHANGES IN PREPAYMENT SPEEDS AND PREVAILING INTEREST RATES AND OTHER ECONOMIC FACTORS, WHICH MAY LIMIT THE USEFULNESS OF, AND BE DIRECTLY CONTRARY TO THE ASSUMPTIONS USED IN PREPARING, THE INFORMATION SET FORTH IN SUCH DOCUMENTS.

     The Mortgage Certificates were each issued on the dates set forth in the following table for each such Mortgage Certificate, each in an offering
registered by      under the Securities Act of 1933, as amended (the "Securities
Act").

     MORTGAGE CERTIFICATES                             DATE OF ISSUANCE
     ---------------------                             ----------------

     [Each Underlying Series consists of multiple classes of mortgage pass-through certificates representing interests in separate trusts (each, an "Underlying Trust Fund"), previously formed by , each such Underlying Trust Fund consisting, in part, of [a] [multiple] mortgage pools. Each of the Mortgage Certificates evidences a senior interest in a separate mortgage pool (each, an "Underlying Mortgage Pool"), which is part of one of the Underlying Trust Funds, consisting primarily of adjustable interest rate, conventional, one- to four-
family, residential first mortgage loans (the "Mortgage Loans"), sold by   to
the related Mortgage Loan Trustee for the benefit of holders of the certificates of the related Underlying Series. Except as set forth in the following sentence, the Underlying Series relating to each class of Mortgage Certificates includes at least one class of certificates (as to each Underlying Series, the "Related Subordinated Certificates") which represents an interest in the same Underlying Mortgage Pool as such class of Mortgage Certificates and which is subordinated to such class of Mortgage Certificates.]

     Each of the Mortgage Certificates has been assigned the ratings set forth in the following table by the rating agencies identified therein:

                              [table to be added]

     The following table sets forth expected approximate characteristics of the Mortgage Certificates based on remittance reports received with respect to the Underlying Series Distribution Dates occurring in

               SUMMARY DESCRIPTION OF THE MORTGAGE CERTIFICATES

                                              (BASED ON THE REMITTANCE REPORTS)


                                                   Percentage                                                            Mortgage
                                                  Interest of                                                           Certificate
                                                     Class                                    Current                     Pass-
                                                  Represented       Current                  Mortgage                    Through
                                     Original     by Mortgage      Underlying    Current    Certificate                    Rate
                                       Class      Certificate       Mortgage      Class     Balance in    Predominant   as of the
     Underlying Series       Class    Balance    in Trust Fund    Pool Balance   Balance    Trust Fund       Index       Cut-off
     -----------------       -----   --------    -------------    ------------   -------    ----------    -----------   ---------
                                      $                %          $              $          $                               %

     On the Closing Date, the Principal Balance of the Class A-1 Certificates will equal the aggregate principal balance of the Mortgage Certificates. In the event that any of the actual characteristics as of the Cut-off Date of the Mortgage Certificates varies materially from those described herein, revised information regarding the Mortgage Certificates will be made available to purchasers of the Class A-1 Certificates on or before the Closing Date.


[DISTRIBUTIONS ON THE MORTGAGE CERTIFICATES

     The following is a discussion of the characteristics of the Mortgage Certificates in general. The precise characteristics of specific Mortgage Certificates may vary from the general descriptions set forth below. There are substantial variations among the Underlying Pooling Agreements for the various Underlying Series. The following discussion does not purport to describe with specificity the terms of any specific Underlying Pooling Agreement, but is instead a general description of the major economic terms of the Mortgage Certificates, with certain major variations from the general descriptions with respect to certain Mortgage Certificates or groups of Mortgage Certificates noted. Investors are urged to obtain the Underlying Pooling Agreements and the Underlying Disclosure Documents from First Boston and read such agreements in conjunction with this Prospectus Supplement.

     [Describe distributions on Mortgage Certificates]


GENERAL

     [to follow]

INTEREST DISTRIBUTIONS

     [to follow]

PRINCIPAL DISTRIBUTIONS

     [to follow]

CREDIT SUPPORT

     [to follow]

OPTIONAL TERMINATION

     [to follow]

ASSIGNMENT OF REPRESENTATIONS AND WARRANTIES

     [to follow]

PAYMENTS ON MORTGAGE LOANS

     [to follow]

COLLECTION AND OTHER SERVICING PROCEDURES

     [to follow]

ADVANCES

     [to follow]

MORTGAGE LOAN TRUSTEE AND COLLATERAL AGENT

     [to follow]



                       DESCRIPTION OF THE MORTGAGE LOANS

GENERAL

     [As of the Cut-off Date, the Mortgage Certificates represented
approximately $      of the beneficial interest in                    separate
Underlying Mortgage Pools which, in turn, were comprised of mortgage loans
having an aggregate principal balance as of such date of approximately $       .
[Describe terms of underlying Mortgage Loans, including underwriting standards used to originate the mortgage loans underlying the Mortgage Certificates that comprise a material portion of the Trust Fund.] The mortgage loans in each Underlying Mortgage Pool are adjustable rate, conventional, one-to-four family residential first mortgage loans having approximately the characteristics set forth in the table below. The related Mortgaged Properties include owner-occupied, vacation and investor-owned properties, condominiums, cooperatives, and units in Planned Unit Developments. With respect to some of the Mortgage Loans, the type of the related Mortgaged Property was unknown as of the date of issuance of the related Mortgage Certificates. Investors are urged to review the information concerning the Mortgage Loans set forth in each of the Underlying Disclosure Documents. Such information may not have been accurate when prepared. The information regarding the Mortgage Loans set forth herein (including in the tables below) is based on information contained in the Underlying disclosure Documents and on other information made available in connection with the issuance of each of the Mortgage Certificates. In addition, the information contained in the assumed Mortgage Certificate Characteristics table is derived from information made available in connection with the issuance of each of the Mortgage Certificates. IT SHOULD BE NOTED THAT THERE MAY HAVE BEEN MATERIAL CHANGES IN FACTS AND CIRCUMSTANCES SINCE THE DATE SUCH DOCUMENTS AND INFORMATION WERE PREPARED, INCLUDING, BUT NOT LIMITED TO, PREVAILING INTEREST RATES AND OTHER ECONOMIC FACTORS, WHICH MAY LIMIT THE USEFULNESS OF, AND EVEN BE DIRECTLY CONTRARY TO THE ASSUMPTIONS USED IN PREPARING SUCH INFORMATION AND DOCUMENTS. In addition, the Underlying Disclosure Documents do not provide information sufficient to determine the percentage distribution of Mortgage Loans exhibiting many of the characteristics described herein. The Depositor did not prepare or assist in the preparation of the Underlying Disclosure Documents and, therefore, cannot confirm the accuracy or completeness of such information.

MORTGAGE LOAN DELINQUENCY STATUS

     The following table summarizes the monthly delinquency, foreclosure and REO information for the Mortgage Loans contained in each of the Underlying Mortgage Pools for [_] 19[_]. The information in the following table has been prepared by the Depositor solely on the basis of the remittance reports provided by the Mortgage Loan Trustees, and the Depositor makes no representations as to its accuracy. Investors should consider the risk that any of the delinquent Mortgage Loans may become defaulted loans and subsequently liquidated loans, and that realized losses on such Mortgage Loans may be allocated to the Mortgage Certificates. Defaults by mortgagors on the Mortgage Loans may result in the failure of Mortgage Certificates on a given Underlying Series Distribution Date to receive full payments in respect of interest or principal.

                                      DELINQUENCY STATUS
                             (BASED ON [_] 19[_] REMITTANCE REPORT)

                        DELINQUENCIES AS PERCENT OF POOL BALANCE
                        ----------------------------------------
         [_] 19[_]      30 DAYS     60 DAYS   90+ DAYS   FORECLOSURE   REO(2)
        ----------      -------     -------   --------   -----------   ------
Series
Series
Series
Series
Series
Series
Series
Series
Series
Series
Series
Series
Series
Series
Series
Series
Series
Series
Series
Series
Series
Series
Series
Series

_____________________

(1) Reflects the delinquencies as a percent of the Pool Balance of Mortgage Loans in the related Mortgage Pool and mortgage loans in two other mortgage pools in the same Underlying Trust Fund.
(2) NA = Not Available.

                            [GOVERNMENT SECURITIES]

     [DESCRIBE TERMS AND CONDITIONS OF GOVERNMENT SECURITIES.]
     [DESCRIBE DISTRIBUTIONS ON GOVERNMENT SECURITIES.]


                [PRIVATE LABEL CUSTODY RECEIPT SECURITIES]


     [DESCRIBE TERMS AND CONDITIONS OF PRIVATE LABEL CUSTODY RECEIPT
     SECURITIES.]

     [DESCRIBE DISTRIBUTIONS ON PRIVATE LABEL CUSTODY RECEIPT
     SECURITIES.]

                     [YIELD AND PREPAYMENT CONSIDERATIONS


     Prepayments and Excess Cash. The rate of principal payments on the Class A-1 Certificates will be affected by the rate of principal payments on the Mortgage Loans (including, for this purpose, prepayments, which may include amounts received by virtue of condemnation, insurance or foreclosure). [Describe [_] yield considerations relating to Government Securities.] [Describe yield considerations relating to Private Label Custody Receipt Securities.]

     Principal prepayments may be influenced by a variety of economic, geographic, demographic, social, tax, legal and other factors. In general, if prevailing interest rates fall significantly below the interest rates on the Mortgage Loans, the Mortgage Loans are likely to be subject to higher prepayments than if prevailing rates remain at or above the interest rates on such Mortgage Loans. Conversely, if prevailing interest rates rise above the interest rates on such Mortgage Loans, the rate of prepayments would be expected to decrease. Other factors affecting prepayment of the Mortgage Loans include changes in borrowers' housing needs, job transfers, unemployment, borrowers' net equity in the mortgaged properties and servicing decisions.

     All of the Mortgage Loans are adjustable rate mortgage loans ("ARMs"). The Depositor is not aware of any publicly available statistics that set forth principal prepayment experience or prepayment forecasts of ARMs over an extended period of time. The prepayment experience of the Mortgage Certificates is insufficient to draw any conclusions with respect to the expected prepayment rates of the Mortgage Loans. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with conventional fixed rate mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to "lock in" a lower fixed interest rate. No assurances can be given as to the rate of prepayments on the Mortgage Loans in stable or changing interest rate environments.

     Excess Cash related to each of the Underlying Mortgage Pools (and other mortgage pools that are part of the Underlying Trust Funds) will be allocated in reduction of the Mortgage Certificate Principal Balances of the Certificates in various ways. See "The Mortgage Certificates--Principal Distributions".

     If a Class A-1 Certificate is purchased at a discount from its initial principal amount by a purchaser that calculates its anticipated yield to maturity based on an assumed rate of payment of principal that is faster than that actually experienced on the Mortgage Loans, the actual yield to maturity will be lower than that so calculated. Similarly, if a Certificate is purchased at a premium by a purchaser that calculates its anticipated yield to maturity based on an assumed rate of payment of principal that is slower than that actually experienced on the Mortgage Loans, the actual yield to maturity will be lower than that so calculated.

     Timing of Payments. The timing of changes in the rate of prepayments on the Mortgage Loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments is consistent with an investor's expectations. In general, the earlier a prepayment of principal of the Mortgage Loans, the greater the effect on an investor's yield to maturity. The effect on an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Certificates may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

     Basis Risk; [specify index]. The interest rate payable to the Holders of the Class A-1 Certificates is based on [specify index]. However, the Mortgage Loans bear interest at adjustable rates based on the Indices. [Specify index] and the Indices may respond to different economic and market factors, and there is not necessarily a correlation between them. Thus, it is possible, for example, that [specify index] may rise during periods in which the Indices of the Mortgage Loans are stable or are falling, or that even if both [specify index] and the Indices rise during the same period [specify index] may rise much more rapidly and sharply than the Indices. THERE CAN BE NO ASSURANCE THAT FUNDS AVAILABLE IN THE RESERVE FUND OR PAYMENTS UNDER THE YIELD SUPPORT AGREEMENT WILL BE SUFFICIENT TO MAKE UP ANY AMOUNT BY WHICH THE INTEREST COLLECTED ON THE MORTGAGE CERTIFICATES IS LESS THAN THE INTEREST ACCRUAL AMOUNT OF THE CLASS A-1 CERTIFICATES.

     Mortgage Certificates. The Trust Fund contains Mortgage Certificates which were issued at different times, are backed by different pools of Mortgage Loans, have different allocations of principal and interest and payment priorities among various classes, and may perform differently in various interest and prepayment rate environments. The performance characteristics of the Class A-1 Certificates will reflect a combination of the performance characteristics of the various Mortgage Certificates. As a result, it will be difficult to predict the likely yield and payment experience of the Class A-1 Certificates.

     Special Terminations. Each of the Underlying Mortgage Pools is subject to termination as described under "Description of the Mortgage Certificates-- Special Termination". Any such termination may have the effect of decreasing the weighted average life of the Class A-1 Certificates.

     Convertible ARM Loans. As discussed above under "Description of the Mortgage Loans," borrowers under certain of the Mortgage Loans have the option to convert their Mortgage Loan to a fixed rate loan. As previously discussed, the related Mortgage Loan Servicers are obligated to purchase any such converted mortgage loans. Unless and until such a purchase is effected, a converted mortgage loan will stay in the Underlying Mortgage Pool and the Mortgage Interest Rate will be fixed rather than based on an Index. The yield on the Class A-1 Certificates may thus be adversely affected. In addition, the purchase of a Converted Mortgage Loan may affect the rate of principal payments on the Class A-1 Certificates and, as a result, the yield on such Certificates.


WEIGHTED AVERAGE LIVES

     The weighted average life of a security refers to the average amount of time that will elapse from the date of its issuance until each dollar of principal of such security will be distributed to the investor. The weighted average life of a Class A-1 Certificate is determined by (a) multiplying the amount of the reduction, if any, of the principal balance of such Certificate from one Distribution Date (or, in the case of the first distribution, from ) to the next Distribution Date by the number of years from the date of issuance to the second such Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in the principal balance of such Certificate referred to in clause (a). The weighted average lives of the Class A-1 Certificates will be influenced by, among other factors, the rate at which principal is paid on the Mortgage Loans.


CPR MODEL

     Prepayments on mortgage loans are commonly measured relative to a prepayment or model. The model used in this Prospectus Supplement, known as a conditional or a constant prepayment rate ("CPR"), represents a rate of payment of unscheduled principal on the Mortgage Loans expressed as an annualized percentage of the outstanding principal balance of the Mortgage Loans at the beginning of each period. CPR does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans.


[_]

WEIGHTED AVERAGE LIFE AND PRE-TAX YIELD TABLES


     For each of the following tables it was assumed (the "Modeling Assumptions") that (i) the Mortgage Loans underlying each of the Mortgage Certificates have, on a weighted average basis, the characteristics set forth in the following table following this paragraph; (ii) each Mortgage Loan underlying a Mortgage Certificate has a Mortgage Interest Rate as of the Cut-off Date, remaining term to maturity and loan age equivalent to the weighted average mortgage interest rate of such Mortgage Loans, the weighted average remaining term to maturity and the weighted average loan age of such Mortgage Loans as of the Cut-off Date, as reported, respectively, in the applicable Remittance Reports prepared by the Mortgage Loan Servicers; (iii) scheduled monthly payments of principal and interest on the Mortgage Loans will be timely received on the first day of each month (with no defaults); (iv) principal prepayments on the Mortgage Loans will be received on the last day of each month at the percentages of CPR indicated; (v) all amounts due with respect to the Mortgage Loans are applied to the payment of the Mortgage Certificates on the 25th of the month as described in the applicable Underlying Disclosure Documents; (vi) no Deferred Interest accrues with respect to any Mortgage Loan; (vii) for the first
Interest Accrual Period, the Class A-1 Pass-Through Rate is      %; (viii) the
Closing Date is                  ; (ix) each           distribution on the
Class A-1 Certificates is made on the   th day of the relevant month,
commencing on                  ; and (x) the Class A-1 Certificates are
purchased at par.] [DESCRIBE MODELING ASSUMPTIONS FOR GOVERNMENT SECURITIES.] [DESCRIBE MODELING ASSUMPTIONS FOR PRIVATE LABEL CUSTODY RECEIPT
SECURITIES.]

                     ASSUMED MORTGAGE LOAN CHARACTERISTICS

                       WEIGHTED                                          MORTGAGE
                       AVERAGE                                          CERTIFICATE                             MONTHS     MONTHS
                       MORTGAGE                                           PASS-                               UNTIL NEXT  UNTIL NEXT
  MORTGAGE             INTEREST    SERVICING  PERIODIC  NET              THROUGH     REMAINING  GROSS   NET      RATE      PAYMENT
CERTIFICATES  INDEX      RATE        FEE        CAP     CAP  SEASONING    RATE         TERM     MARGIN MARGIN ADJUSTMENT ADJUSTMENT
------------- -----    --------    ---------  --------  ---  ---------  -----------  ---------  ------ ------ ---------- -----------


               [[_] ASSUMED GOVERNMENT SECURITY CHARACTERISTICS]
       [ASSUMED PRIVATE LABEL CUSTODY RECEIPT SECURITY CHARACTERISTICS]

     Based on the Modeling Assumptions and the further assumptions that
(i)[specify index] with respect to each Interest Accrual Period is equal to
%, (ii) CMT with respect to each Interest Accrual Period is equal to    %, (iii)
COFI with respect to each Interest Accrual Period is equal to     % and (iv) the
Reinvestment Rate with respect to each Interest Accrual Period is equal to    ,
the following table indicates the percentages of the initial Principal Balance of the Class A-1 Certificates that would be outstanding after each of the dates shown at various constant percentages of CPR. Such tables also indicate, based on such assumptions, the weighted average life of the Class A-1 Certificates under each of the following four scenarios (the "Termination Scenarios") concerning the Auction and Special Terminations of the Underlying Series. See "Description of the Certificates--Mandatory Auction" and "The Mortgage Certificates--Special Termination".
[_]

      "Termination Scenario I" [specify assumptions].

      "Termination Scenario II" [specify assumptions].

      "Termination Scenario III" [specify assumptions].

      "Termination Scenario IV" [specify assumptions].


                         PERCENT OF ORIGINAL PRINCIPAL BALANCE OUTSTANDING

                                                   CLASS A-1
                                          CPR PREPAYMENT ASSUMPTION
  DISTRIBUTION DATE      -------------------------------------------------------
----------------------   -------------------------------------------------------


Weighted Average Life (1)

Termination Scenario I

Termination Scenario II

Termination Scenario III

Termination Scenario IV


___________________
(1) The weighted average life of a Class A-1 Certificate is determined by (i) multiplying the principal payment on the Class A-1 Certificates by the number of years from the date of issuance of the Class A-1 Certificate to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the aggregate principal payments on the Class A-1 Certificates.

     The following tables set forth, based upon the Modeling Assumptions, and assuming the constant rate of CPR indicated in the heading for each table, the projected yield to maturity, on a corporate bond equivalent basis, and the projected Principal Balance of the Class A-1 Certificates as of .


                        PROJECTED YIELD TO MATURITY AND
              OUTSTANDING PRINCIPAL BALANCE UNDER RATE SCENARIO I


                                                                     PERCENT OF CPR
                                              -------------------------------------------------------------
                                                          %                 %                 %
                                              -------------------------------------------------------------
Yield to Maturity....................                               %                  %                  %
Outstanding Principal Balance as of
                 ....................         $                           $                 $



                        PROJECTED YIELD TO MATURITY AND
             OUTSTANDING PRINCIPAL BALANCE UNDER RATE SCENARIO II


                                                                     PERCENT OF CPR
                                              -------------------------------------------------------------
                                                          %                 %                 %
                                              -------------------------------------------------------------
Yield to Maturity....................                               %                  %                  %
Outstanding Principal Balance as of
                 ....................         $                           $                 $

                        PROJECTED YIELD TO MATURITY AND
            OUTSTANDING PRINCIPAL BALANCE UNDER RATE SCENARIO III


                                                                                     PERCENT OF CPR
                                              -------------------------------------------------------------
                                                          %                 %                 %
                                              -------------------------------------------------------------
Yield to Maturity....................                               %                  %                  %
Outstanding Principal Balance as of
                 ....................         $                           $                 $

     Each of the Rate Scenarios assumes that the levels of [specify index], COFI and CMT rise significantly above current levels. The actual yield to an investor will be significantly lower if the actual levels of such indices fall, remain constant, or rise less than the amounts assumed in the Rate Scenarios. No prediction can be made as to the actual level of any such index at any future date.

     The yields set forth in the above table were calculated by determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on the Class A-1 Certificates, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase price of the Class A-1 Certificates indicated in the Modeling Assumption above and converting such monthly rates to corporate bond equivalent rates. Such calculation does not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as payments of principal of and interest on the Class A-1 Certificates and consequently does not purport to reflect the return of any investment in the Class A-1 Certificates when such reinvestment rates are considered.

ACTUAL EXPERIENCE WILL VARY FROM ASSUMPTIONS


     Discrepancies will exist between the characteristics of the actual Mortgage Certificates and the underlying Mortgage Loans [and the Government Securities] [and the Private Label Custody Receipt Securities] and the characteristics assumed therefor in preparing the tables contained herein. To the extent that the Mortgage Certificates and Mortgage Loans [or the Government Securities] [or the Private Label Custody Receipt Securities] have characteristics which differ from those assumed in preparing the tables, the Class A-1 Certificates may mature earlier or later than indicated by the tables and the weighted average lives and pre-tax yields may also differ. In addition, it is unlikely that the Mortgage Loans [or the Government Securities] [or the Private Label Custody Receipt Securities] will prepay at any constant rate or at the same rate, or that [specify index] [or the Government Securities] [or the Private Label Custody Receipt Securities] will remain constant at any level. The timing of changes in the rate of prepayment and level of [specify index] may significantly affect the yield realized by a holder of the Class A-1 Certificates.



                          THE MORTGAGE LOAN SERVICERS

     The names of the Mortgage Loan Servicers related to each of the Mortgage Certificates are set forth in the following table:


                            MORTGAGE LOAN SERVICERS


  MORTGAGE CERTIFICATES                 SERVICER
  ---------------------                 --------





     The preceding information with respect to the Mortgage Loan Servicers was derived by the Depositor from publicly available information which the Depositor believes to be reliable. However, the Depositor makes no representations with respect thereto and assumes no responsibility for the accuracy or completeness thereof.


                   [MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     General. An election will be made to treat the portion of the Trust Fund consisting of the Mortgage Certificates as a REMIC for federal income tax purposes. The [payments on the] Class A-1 Certificates [which are derived from the Mortgage Certificates], and the Class IO Certificates will be designated as regular interests in the REMIC, and the Class R Certificate will be designated as the residual interest in the REMIC.

     [A purchaser of the Class A-1 Certificates will be treated for tax purposes as purchasing a REMIC regular interest and a contractual right to receive amounts from the Reserve Fund. Under general tax principles, a purchaser of more than one asset must allocate its purchase price between the assets based on their relative fair market values on the date of purchase. An investor that disposes of its Class A-1 Certificates must make a similar allocation of its amount realized.

     The Certificate Administrator intends to treat the value of the contractual right to receive payments from the Reserve Fund as de minimis. Consequently, the Certificate Administrator intends to report assuming that the entire purchase price for the Class A-1 Certificates is allocated to the REMIC regular interest. Based on this assumption, it is anticipated that the REMIC regular interest will be issued [at a premium] [with de minimis original issue discount] for federal income tax purposes. An investor in the Class A-1 Certificates that accounts for its investment using this method of allocation would report amounts with respect to the Reserve Fund and Yield Support Agreement as income when received or accrued, in accordance with such investor's regular method of tax accounting.

     The Internal Revenue Service may contend, however, that a portion of the purchase price paid by an investor in the Class A-1 Certificates should be allocated to the investor's rights with respect to the Reserve Fund. Under this approach, the investor would allocate a lesser amount of its purchase price to the REMIC regular interest than described in the preceding paragraph, which may result in the creation of, or a greater amount of, original issue discount or market discount with respect to the REMIC regular interest. The proper method of recovery of the investor's purchase price allocated to its contractual rights with respect to the Reserve Fund is not clear. Although not free from doubt, the contractual arrangement relating to the Reserve Fund should constitute a "notional principal contract" for federal income tax purposes. Investors should consult their own tax advisors regarding an investment in the Class A-1 Certificates, in particular with respect to the recovery of any purchase price allocated to such notional principal contract.

     Status of Class A-1 Certificates. The investment status of that portion of the Class A-1 Certificates that constitutes a REMIC regular interest is described in the Prospectus under "Certain Federal Income Tax
Consequences--REMIC Trust Funds--Characterization of Investments in REMIC Certificates." The interest of an investor in the Class A-1 Certificates relating to the Reserve Fund would not constitute:

     . a "real estate asset" under Section 856(c)(5)(A) of the Internal Revenue Code (the "Code") if held by a real estate investment trust;

     . a "qualified mortgage" under Code Section 860G(a)(3) or a "permitted investment" under Code Section 860G(a)(5) if held by a REMIC; or

     .    an asset described in Code Section 7701(a)(19)(C) if held by a thrift.

Income received from the Reserve Fund will not constitute income described in Code Section 856(c)(3)(B) for a real estate investment trust.

     Taxation of REMIC Regular Interest. The portion of the Class A-1 Certificates which constitutes a REMIC regular interest generally will be treated as a newly originated debt instrument for federal income tax purposes. Beneficial Owners of the Class A-1 Certificates will be required to report income with respect to such REMIC regular interest in accordance with the accrual method of accounting. The Prepayment Assumption (as defined in the Prospectus) that the Certificate Administrator intends to use in determining the rate of accrual of original issue discount or premium is 18% CPR. No representation is made as to the actual rate at which prepayments will occur.

     Taxation of Foreign Investors. To the extent the contractual arrangement relating to the Reserve Fund constitutes a notional principal contract, income or gain thereon will not be subject to U.S. withholding tax.]

     See "Material Federal Income Tax Consequences--General" and "--REMIC Trust Funds" in the Prospectus.]

     [ALTERNATIVE TAX DISCLOSURE TO BE INCLUDED IF THERE ARE ANY GOVERNMENT SECURITIES]


     [ALTERNATIVE TAX DISCLOSURE TO BE INCLUDED IF THERE ARE ANY PRIVATE LABEL CUSTODY RECEIPT SECURITIES]


                       [LEGAL INVESTMENT CONSIDERATIONS

     The Class A-1 Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. As such, the Class A-1 Certificates will constitute legal investments for certain entities to the extent provided in SMMEA. However, institutions subject to the jurisdiction of the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of Thrift Supervision, the National Credit Union Administration or other federal or state banking, insurance or other regulatory authorities should review applicable rules, policies and guidelines of such authorities before purchasing any of the Class A-1 Certificates, as such Certificates may be deemed to be unsuitable investments, or may otherwise be restricted, under one or more of these rules, policies and guidelines (in certain cases irrespective of SMMEA). It should also be noted that certain states have enacted legislation limiting to varying extent the ability of certain entities (in particular insurance companies) to invest in "mortgage related securities." The appropriate characterization of the Class A-1 Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase Class A-1 Certificates, may be subject to significant interpretive uncertainties. Investors should consult with their own legal advisors in determining whether and to what extent the Class A-1 Certificates constitute legal investments for such investors. See "Legal Investment" in the Prospectus.]


                             [ERISA CONSIDERATIONS

     The Department of Labor has granted to First Boston an individual administrative exemption Prohibited Transaction Exemption 89-90, 54 Fed. Reg. 42597 (Oct. 17, 1989) (the "Exemption"), from certain of the prohibited transaction rules of ERISA and certain related excise taxes imposed by the Code with regard to the initial purchase, the holding and the subsequent resale by ERISA Plans of certificates in pass-through trusts that meet the conditions and requirements of the Exemption. The Exemption should apply to the liquidation, holding, and resale of the Class A-1 Certificates by an ERISA Plan, provided that specified conditions (certain of which are described below) are met.

     Among the conditions which must be satisfied for the Exemption to apply to the acquisition by an ERISA Plan of the Class A-1 Certificates are the following: (1) the acquisition of the Certificates by an ERISA Plan is on terms (including the price for such Certificates) that are at least as favorable to the ERISA Plan as they would be in an arm's-length transaction with an unrelated party; (2) the rights and interests evidenced by the Certificates acquired by the ERISA Plan are not subordinated to the rights and interests evidenced by other certificates of the Trust; (3) the Certificates acquired by the ERISA Plan have received a rating at the time of such acquisition that is in one of the three highest generic rating categories from any of S&P, Fitch, Duff & Phelps Credit Rating Co. or Moody's; (4) the sum of all payments made to First Boston in connection with the distribution of the Class A-1 Certificates represents not more than reasonable compensation for underwriting such Certificates; and (5) the sum of all payments made to and retained by the Certificate Administrator represents not more than reasonable compensation for the Certificate Administrator's services under the Pooling Agreement and reimbursement of the Certificate Administrator's reasonable expenses in connection therewith.

     In addition, it is a condition that the ERISA Plan investing in the Class A-1 Certificates be an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act.

     The Exemption does not apply to the acquisition and holding of Class A-1 Certificates by ERISA Plans sponsored by the Issuer, First Boston, the Trustee, the Certificate Administrator, or any affiliate of such parties. Moreover, the Exception provides relief from certain self-dealing/conflict of interest prohibited transactions, only if, among other requirements (i) an ERISA Plan's investment in the Class A-1 Certificates does not exceed 25% of all of that Class outstanding at the time of the acquisition and (ii) immediately after the acquisition, no more than 25% of the assets of an ERISA Plan with respect to which the person who has discretionary authority or renders advice are invested in certificates representing an interest in a trust containing assets sold or serviced by the same person.]


                            METHOD OF DISTRIBUTION

     First Boston proposes to place the Class A-1 Certificates from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined in each case, at the time of sale. The Class A-1 Certificates are offered subject to prior sale and acceptance and to certain other conditions.

     [If and to the extent required by applicable law or regulation, this Prospectus Supplement and the Prospectus will also be used by First Boston after the completion of the offering in connection with offers and sales related to market-making transactions in the Certificates offered hereby in which First Boston acts as principal. First Boston may also act as agent in such transactions. Sales will be made at negotiated prices determined at the time of sale.]

                                 LEGAL MATTERS

     Certain legal matters will be passed upon for the Depositor and First Boston by Sidley & Austin, New York, New York.


                                    RATINGS

     It is a condition to the issuance of the Class A-1 Certificates that such
Certificates be rated "   " by         and "   " by    .

     The ratings of         and     on mortgage pass-through certificates
address the likelihood of the receipt by holders hereof of all distributions of principal and interest to which such holders are entitled. THE RATING AGENCIES NOTE THAT THE ENTITLEMENT OF THE CLASS A-1 CERTIFICATES TO INTEREST AT A RATE IN EXCESS OF THE MORTGAGE CERTIFICATE PASS-THROUGH RATE IS SUBJECT TO THE AVAILABILITY OF INTEREST AVAILABLE FUNDS. There is no assurance that such ratings will continue for any period of time or that they will not be revised or withdrawn entirely by such rating agency if, in its judgment, circumstances so warrant. A revision or withdrawal of such ratings may have an adverse effect on the market price of the Class A-1 Certificates. A security rating is not a recommendation to buy, sell or hold securities.

      and       rating opinions address the structural, legal and issuer aspects associated with the certificates, including the nature of the underlying mortgage assets and the credit quality of the credit support provider, if any.
    and         ratings on pass-through certificates do not represent any
assessment of the likelihood that principal prepayments may differ from those originally anticipated and consequently the timing of such prepayments may adversely affect an investor's anticipated yield.


     The Depositor has not requested a rating on the Certificates from any other rating agency, although data with respect to the Mortgage Loans[,] [or] the Mortgage Certificates [and Government Securities] [and Private Label Custody Receipt Securities] may have been provided to other agencies solely for their informational purposes. There can be no assurance that if a rating is assigned to the Class A-1 Certificates by any other rating agency, such rating will be as
high as that assigned by           or        .

                                USE OF PROCEEDS

     The proceeds from the sale of the Class A-1 Certificates (net of expenses incurred in connection with the issuance of the Class A-1 Certificates) will be used by the Depositor to purchase the Mortgage Certificates.

     [Disclose if a material portion of the Mortgage Certificates are derived from the Depositor's (or an affiliate's) unsold allotment or from the Depositor's (or an affiliate's) previous offering(s).]

                          [LEFT INTENTIONALLY BLANK]

                                INDEX OF TERMS


                                                                   Page on which
                                                          Term is defined in the
Term                                                       Prospectus Supplement
----                                                      ----------------------
ARM's.....................................................................  S-16
Beneficial Owner..........................................................  S-28
Book-Entry Certificates...................................................  S-22
Breakage Fee..............................................................  S-27
CEDE......................................................................  S-28
Certificate Account.......................................................  S-29
Certificates..............................................................   S-1
[Class A-1 Certificates............................................. prospectus]
Class A-1 Pass Through Rate...............................................   S-6
[Class IO Certificates.............................................. prospectus]
Class IO Pass-Through Rate................................................   S-7
[Class R Certificates............................................... prospectus]
[Closing Date....................................................... prospectus]
Code......................................................................  S-12
Collection Period.........................................................   S-7
Commission................................................................   S-3
CPR.......................................................................  S-18
[Deferred Interest.................................................. prospectus]
Definitive Certificate....................................................  S-28
Depositor.................................................................   S-1
Distribution Date.........................................................   S-5
DTC Participants..........................................................  S-28
[Due Date........................................................... prospectus]
ERISA.....................................................................  S-12
Exchange Act..............................................................   S-3
Exemption.................................................................  S-32
[Government Securities....................................................  S-1]
Indices...................................................................  S-11
Indirect DTC Participants.................................................  S-28
Interest Accrual Amount...................................................   S-5
Interest Accrual Period...................................................  S-20
Interest Available Funds..................................................  S-23
Interest Shortfall Amount.................................................   S-6
[Interest Weighted Class of
 Certificates....................................................... prospectus]
Modeling Assumptions......................................................  S-18
Mortgage Certificates.....................................................   S-1
Mortgage Certificate Balance..............................................  S-24
Mortgage Certificate
 Pass-Through Rate........................................................   S-7
[Mortgage Certificate Principal
 Balance............................................................ prospectus]
Mortgage Interest Rate.............................................. prospectus]
Mortgage Loans............................................................  S-15
Mortgage Loan Servicer....................................................  S-14
Mortgage Loan Trustee.....................................................  S-14
Percentage Interest.......................................................  S-23
Plan......................................................................  S-12

Pooling Agreement.........................................................   S-5
[Prepayment Interest Shortfalls....................................  prospectus]
Principal Balance.........................................................  S-24
[Private Label Custody Receipt Securities.................................  S-1]
Quarterly Mortgage Certificate Pass-Through Rate..........................  S-24
Record Date...............................................................   S-5
Regular Certificates......................................................  S-12
Reinvestment Rate.........................................................  S-20
Related Subordinated Certificates.........................................  S-15
REMIC.....................................................................   S-2
Reserve Fund..............................................................  S-25
Reset Date................................................................   S-6
Rules.....................................................................  S-28
Similar Law...............................................................  S-12
SMMEA.....................................................................  S-11
Special Termination.......................................................  S-10
Strike Rate...............................................................   S-7
Termination Scenarios.....................................................  S-20
Trust Fund................................................................   S-5
Trustee...................................................................  S-11
Underlying Disclosure Documents...........................................   S-2
Underlying Mortgage Pool..................................................   S-9
Underlying Pooling Agreements.............................................   S-2
Underlying Series.........................................................   S-9
Underlying Series Cut-off Date............................................  S-14
Underlying Series Distribution Date.......................................   S-7
Underlying Trust Fund.....................................................  S-15
Weighted Average Mortgage Certificate Pass-Through Rate...................   S-7
Yield Support Counterparty................................................   S-7
Yield Support Agreement...................................................   S-7

________________________________________________________________________________

     NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO Asset Backed MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS SUPPLEMENT OR THE Securities Corporation PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE Depositor RELIED UPON AS HAVING BEEN AUTHORIZED BY THE DEPOSITOR OR THE UNDERWRITERS. THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.
                       _________________________________

                     PROSPECTUS SUPPLEMENT

Available Information......................................  S-3
Reports to Certificateholders..............................  S-3
Summary of Terms...........................................  S-4
Risk Factors............................................... S-13
Geographic Concentration................................... S-14
Description of the Certificates............................ S-14
The Mortgage Certificates.................................. S-21
Summary Description of the Mortgage Certificates........... S-22
Description of the Mortgage Loans.......................... S-23
Delinquency Status......................................... S-25
Yield and Prepayment Considerations........................ S-25
The Mortgage Loan Servicers................................ S-32
[Government Securities................................ S-[_] 28]
[Private Label Custody Receipt Securities..................S-28]
Certain Federal Income Tax Consequences.................... S-32
Legal Investment Considerations............................ S-33
ERISA Considerations....................................... S-33
Method of Distribution..................................... S-34
Legal Matters.............................................. S-34
Ratings.................................................... S-34
Use of Proceeds............................................ S-35
Index of Terms............................................. S-36



                             PROSPECTUS

Prospectus Supplement........................................  2
Additional Information.......................................  2
Incorporation of Certain Information by Reference............  2
Summary of Terms.............................................  3
Risk Factors................................................. 14
The Trust Fund............................................... 16
The Depositor................................................ 25
Use of Proceeds.............................................. 25
Yield Considerations......................................... 26
Maturity and Prepayment Considerations....................... 27
Description of the Certificates.............................. 29
Credit Support............................................... 54
Description of Insurance..................................... 58
Certain Legal Aspects of the Mortgage

                     _____________________________________

                                 ASSET BACKED
                            SECURITIES CORPORATION
                                   DEPOSITOR



                                $
                          _________ Conduit Mortgage
                          Pass-Through Certificates,
                                Series 199 -__

                                 PROSPECTUS


                     [_] CREDIT SUISSE FIRST BOSTON

                     _____________________________________

Loans and Contracts.......................................... 64
Certain Federal Income Tax Consequences...................... 74
ERISA Considerations......................................... 97
Legal Investment.............................................101
Plan of Distribution.........................................102
Legal Matters................................................103
Index of Terms...............................................104

               ______________________________________